                           --------------------------



                        EQUITY CORPORATION INTERNATIONAL



                   4 1/2% Convertible Subordinated Debentures
                                    due 2004



                              -------------------

                                   INDENTURE

                         Dated as of February 25, 1998

                              -------------------



                             Bankers Trust Company

                                    Trustee




                           --------------------------

                             CROSS-REFERENCE TABLE*

                                                                       Indenture
TIA Section                                                             Section

Section  310(a)(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  9.10
         (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  9.10
         (a)(3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                N.A.**
         (a)(4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  N.A.
         (a)(5) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  9.10
         (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             9.8; 9.10
         (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  N.A.
Section  311(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  9.11
         (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  9.11
         (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  N.A.
Section  312(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2.5
         (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  12.3
         (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  12.3
Section  313(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   9.6
         (b)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  N.A.
         (b)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   9.6
         (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             9.6; 12.2
         (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   9.6
Section  314(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         6.2; 6.4;12.2
         (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  N.A.
         (c)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               12.4(a)
         (c)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               12.4(a)
         (c)(3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  N.A.
         (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  N.A.
         (e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               12.4(b)
         (f)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  N.A.
Section  315(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                9.1(b)
         (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             9.5; 12.2
         (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                9.1(a)
         (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                9.1(c)
         (e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  8.11
Section  316(a)(last sentence)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2.9
         (a)(1)(A)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8.5
         (a)(1)(B)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8.4
         (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  N.A.
         (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8.7
         (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  12.5
Section  317(a)(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8.8
         (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8.9
         (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2.4
Section  318(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  12.1

* This Cross-Reference Table shall not, for any purpose, be deemed a part of this Indenture.

**       N.A. means Not Applicable.

                               TABLE OF CONTENTS


ARTICLE 1.

   DEFINITIONS AND INCORPORATION BY REFERENCE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   SECTION 1.1     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   SECTION 1.2     Other Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
   SECTION 1.3     Trust Indenture Act Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
   SECTION 1.4     Rules of Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE 2.

   THE SECURITIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
   SECTION 2.1     Form and Dating  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
   SECTION 2.2     Execution and Authentication . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
   SECTION 2.3     Registrar, Paying Agent and Conversion Agent . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
   SECTION 2.4     Paying Agent to Hold Money In Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
   SECTION 2.5     Securityholder Lists . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
   SECTION 2.6     Transfer and Exchange  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
   SECTION 2.7     Replacement Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
   SECTION 2.8     Outstanding Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
   SECTION 2.9     Treasury Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
   SECTION 2.10    Temporary Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
   SECTION 2.11    Cancellation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
   SECTION 2.12    Additional Transfer and Exchange Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . .  14

ARTICLE 3.

   REDEMPTION AND PURCHASES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
   SECTION 3.1     Right to Redeem; Notice to Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
   SECTION 3.2     Selection of Securities to Be Redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
   SECTION 3.3     Notice of Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
   SECTION 3.4     Effect of Notice of Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
   SECTION 3.5     Deposit of Redemption Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
   SECTION 3.6     Securities Redeemed in Part  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
   SECTION 3.7     Conversion Arrangement on Call for Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . .  24
   SECTION 3.8     Purchase of Securities at Option of the Holder Upon Change in Control  . . . . . . . . . . . . . .  24
   SECTION 3.9     Effect of Change in Control Purchase Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
   SECTION 3.10    Deposit of Change in Control Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
   SECTION 3.11    Securities Purchased In Part . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
   SECTION 3.12    Compliance With Securities Laws Upon Purchase of Securities  . . . . . . . . . . . . . . . . . . .  29
   SECTION 3.13    Repayment to the Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

ARTICLE 4.

   CONVERSION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
   SECTION 4.1     Conversion Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
   SECTION 4.2     Conversion Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
   SECTION 4.3     Fractional Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
   SECTION 4.4     Taxes on Conversion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
   SECTION 4.5     Company to Provide Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
   SECTION 4.6     Adjustment of Conversion Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
   SECTION 4.7     No Adjustment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
   SECTION 4.8     Adjustment for Tax Purposes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
   SECTION 4.9     Notice of Adjustment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
   SECTION 4.10    Notice of Certain Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
   SECTION 4.11    Effect of Reclassification, Consolidation, Merger or Sale on Conversion Privilege  . . . . . . . .  37
   SECTION 4.12    Trustee's Disclaimer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
   SECTION 4.13    Voluntary Reduction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

ARTICLE 5.

   SUBORDINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
   SECTION 5.1     Securities Subordinated to Senior Secured Indebtedness . . . . . . . . . . . . . . . . . . . . . .  38
   SECTION 5.2     Securities Subordinated to Prior Payment of All Senior Secured Indebtedness on Dissolution,
                   Liquidation, Reorganization, Etc., of the Company. . . . . . . . . . . . . . . . . . . . . . . . .  38
   SECTION 5.3     Securityholders to Be Subrogated to Right of Holders of Senior Secured Indebtedness  . . . . . . .  40
   SECTION 5.4     Obligations of the Company Unconditional . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
   SECTION 5.5     Company Not to Make Payment With Respect to Securities in Certain Circumstances. . . . . . . . . .  41
   SECTION 5.6     Notice to Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
   SECTION 5.7     Application by Trustee of Money Deposited With It  . . . . . . . . . . . . . . . . . . . . . . . .  43
   SECTION 5.8     Subordination Rights Not Impaired by Acts or Omissions of Company or Holders of Senior Secured
                   Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
   SECTION 5.9     Trustee to Effectuate Subordination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
   SECTION 5.10    Right of Trustee to Hold Senior Secured Indebtedness . . . . . . . . . . . . . . . . . . . . . . .  44
   SECTION 5.11    Article 5 Not to Prevent Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
   SECTION 5.12    No Fiduciary Duty Created to Holders of Senior Secured Indebtedness  . . . . . . . . . . . . . . .  44
   SECTION 5.13    Article Applicable to Paying Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

ARTICLE 6.

   COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
   SECTION 6.1     Payment of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
   SECTION 6.2     SEC Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

   SECTION 6.3     Compliance Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
   SECTION 6.4     Notice of Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
   SECTION 6.5     Further Instruments and Acts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

ARTICLE 7.

   SUCCESSOR CORPORATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
   SECTION 7.1     When Company May Merge, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
   SECTION 7.2     Successor Corporation Substituted  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

ARTICLE 8.

   DEFAULT AND REMEDIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
   SECTION 8.1     Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
   SECTION 8.2     Acceleration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
   SECTION 8.3     Other Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
   SECTION 8.4     Waiver of Defaults and Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
   SECTION 8.5     Control by Majority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
   SECTION 8.6     Limitations on Suits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
   SECTION 8.7     Rights of Holders to Receive Payment and to Convert  . . . . . . . . . . . . . . . . . . . . . . .  50
   SECTION 8.8     Collection Suit by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
   SECTION 8.9     Trustee May File Proofs of Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
   SECTION 8.10    Priorities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
   SECTION 8.11    Undertaking for Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
   SECTION 8.12    Waiver of Usury, Stay or Extension Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

ARTICLE 9.

   TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
   SECTION 9.1     Duties of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
   SECTION 9.2     Rights of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
   SECTION 9.3     Individual Rights of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
   SECTION 9.4     Trustee's Disclaimer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
   SECTION 9.5     Notice of Default or Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
   SECTION 9.6     Reports by Trustee to Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
   SECTION 9.7     Compensation and Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
   SECTION 9.8     Replacement of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
   SECTION 9.9     Successor Trustee by Merger, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
   SECTION 9.10    Eligibility; Disqualification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
   SECTION 9.11    Preferential Collection of Claims Against Company  . . . . . . . . . . . . . . . . . . . . . . . .  57

ARTICLE 10.

   SATISFACTION AND DISCHARGE OF INDENTURE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
   SECTION 10.1    Satisfaction and Discharge of Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

   SECTION 10.2    Application of Trust Money . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
   SECTION 10.3    Repayment to Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
   SECTION 10.4    Reinstatement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

ARTICLE 11.

   AMENDMENTS, SUPPLEMENTS AND WAIVERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
   SECTION 11.1    Without Consent of Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
   SECTION 11.2    With Consent of Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
   SECTION 11.3    Compliance With Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
   SECTION 11.4    Revocation and Effect of Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
   SECTION 11.5    Notation on or Exchange of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
   SECTION 11.6    Trustee to Sign Amendments, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61

ARTICLE 12.

   MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
   SECTION 12.1    Trust Indenture Act Controls . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
   SECTION 12.2    Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
   SECTION 12.3    Communications by Holders With Other Holders . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
   SECTION 12.4    Certificate and Opinion as to Conditions Precedent . . . . . . . . . . . . . . . . . . . . . . . .  62
   SECTION 12.5    Record Date for Vote or Consent of Securityholders . . . . . . . . . . . . . . . . . . . . . . . .  63
   SECTION 12.6    Rules by Trustee, Paying Agent, Registrar and Conversion Agent . . . . . . . . . . . . . . . . . .  63
   SECTION 12.7    Legal Holidays . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
   SECTION 12.8    Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
   SECTION 12.9    No Adverse Interpretation of Other Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . .  64
   SECTION 12.10   No Recourse Against Others . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
   SECTION 12.11   Successors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
   SECTION 12.12   Multiple Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
   SECTION 12.13   Separability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
   SECTION 12.14   Table of Contents, Headings, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

ARTICLE 13.

   DEFEASANCE AND COVENANT DEFEASANCE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
   SECTION 13.1    Company's Option to Effect Defeasance or Covenant Defeasance . . . . . . . . . . . . . . . . . . .  65
   SECTION 13.2    Defeasance and Discharge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
   SECTION 13.3    Covenant Defeasance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
   SECTION 13.4    Conditions to Defeasance or Covenant Defeasance  . . . . . . . . . . . . . . . . . . . . . . . . .  66
   SECTION 13.6    Reinstatement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

         THIS INDENTURE dated as of February 25, 1998, is between Equity Corporation International, a Delaware corporation (the "Company"), and Bankers Trust Company, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (the "Trustee").

         Both parties agree as follows for the benefit of the other and for the equal and ratable benefit of the registered holders of the Company's 4 1/2% Convertible Subordinated Debentures due 2004.


                                   ARTICLE 1.

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1      Definitions

         "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent" means any Registrar, Paying Agent or Conversion Agent.

         "Applicable Procedures" means, with respect to any transfer or exchange of beneficial ownership interests in a global Security, the rules and procedures of the DTC, Euroclear and Cedel that are applicable to such transfer or exchange.

         "Board of Directors" means the Board of Directors of the Company or any authorized committee of the Board of Directors.

         "Business Day" means a day that is not a Legal Holiday.

         "Capitalized Lease Obligation" means indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles; the amount of such indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.

         "Cash" or "cash" means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

         "Cedel" means Centrale de Livraison de Valeurs Mobilieres, S.A., or its successor.

         "Certificated Securities" means Securities that are in the form of the Securities attached hereto as Exhibit A-1, that do not include the information called for by footnotes 1 and 2 thereof.

         "Common Stock" means the common stock of the Company, $.01 par value, as it exists on the date of this Indenture and any shares of any class or classes of capital stock of the Company resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion of Securities shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture, and thereafter means the successor.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered which office at the date of the execution of this Indenture is located at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group - Corporate Market Services or at any other time at such other address as the Trustee may designate from time to time by notice to the Company.

         "Credit Agreement" means the Amended and Restated Credit Agreement dated as of September 2, 1997 among the Company, the banks named therein and NationsBank of Texas, N.A., as Agent.

         "Default" or "default" means any event which is, or after notice or passage of time, or both, would be an Event of Default.

         "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, or its successor as operator of the Euroclear System.

         The term "global Securities" means, individually and collectively, the Regulation S Temporary Global Security, the Regulation S Permanent Global Security and the Restricted Global Security.

         "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

         "Indenture" means this Indenture as amended or supplemented from time to time pursuant to the terms of this Indenture.

         "Officer" means the Chairman or any Co-Chairman of the Board, any Vice Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Secretary or any Assistant Secretary of the Company.

         "Officers' Certificate" means a certificate signed by two Officers; provided, however, that for purposes of Section 6.4, "Officers' Certificate" means a certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Company.

         "Opinion of Counsel" means a written opinion from legal counsel. The counsel may be an employee of or counsel to the Company or the Trustee.

         "Person" or "person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, or any other entity or organization, including a government or political subdivision or instrumentality thereof.

         "Principal" or "principal" of a debt security, including the Securities, means the principal of the security plus, when appropriate, the premium, if any, on the security.

         "Redemption Date" or "redemption date," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

         "Redemption Price" or "redemption price," when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture, as set forth in the form of Security annexed as Exhibit A-1 hereto.

         "Regulation S" means Regulation S promulgated under the Securities
Act.

         "Regulation S Global Security" means a Regulation S Temporary Global Security or Regulation S Permanent Global Security, as appropriate.

         "Regulation S Permanent Global Security" means a permanent global Security that contains the paragraphs referred to in footnote 1, the phrase referred to in footnote 2 and the additional schedule referred to in footnote 3 to the form of the Security attached hereto as Exhibit A-1, and that is deposited with the Depositary or its custodian, and registered in the name of the Depositary or its nominee, representing Securities initially sold in reliance on Regulation S.

         "Regulation S Temporary Global Security" means a single temporary global Security in the form of the Security attached hereto as Exhibit A-2 that is deposited with the Depositary or its custodian, and registered in the name of the Depositary or its nominee, representing Securities sold in reliance on Regulation S.

         "Restricted Global Security" means a permanent global Security that contains the paragraphs referred to in footnote 1, the phrase referred to in footnote 2 and the additional schedule referred to in footnote 3 to the form of the Security attached hereto as Exhibit A-1, and that is deposited with the Depositary or its custodian, and registered in the name of the Depositary or its nominee, representing Securities initially sold in reliance on Rule 144A.

         "SEC" or "Commission" means the Securities and Exchange Commission.

         "Securities" means the 4 1/2% Convertible Subordinated Debentures due 2004 or any of them (each, a "Security"), as amended or supplemented from time to time, that are issued under this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor thereto.

         "Senior Secured Indebtedness" means the following, whether currently outstanding or hereafter incurred or created: (a) the principal of and premium, if any, and interest (including, without limitation, any interest accruing subsequent to the filing of a petition or other action concerning bankruptcy or other similar proceedings, whether or not constituting an allowed claim in any such proceedings) on, and fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations in respect of, the following: all indebtedness or obligations of the Company to any Person, including, but not limited to, banks and other lending institutions, whether under the Credit Agreement or otherwise, for money borrowed or property acquired (other than that evidenced by the Securities) or in respect of credit or other banking facilities and which is evidenced by a note, bond, debenture, loan agreement, a lease intended as security or similar instrument or agreement (including purchase money obligations with original maturities in excess of one year and noncontingent obligations to reimburse any bank or other Person in respect of amounts paid under letters of credit); (b) commitment or standby fees due and payable to lending institutions with respect to credit facilities available to the Company; (c) all noncontingent obligations of the Company (i) for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (ii) under interest rate swaps, caps, collars, options and similar arrangements and (iii) under any foreign exchange contract, currency swap agreement, futures contract, currency option contract or other foreign currency hedge; (d) all obligations of the Company for the payment of money relating to a Capitalized Lease Obligation; (e) any liabilities of others described in the preceding clauses (a), (b), (c) and (d) which the Company has guaranteed or which are otherwise its legal liability; and (f) renewals, extensions, refundings, refinancings, restructurings, amendments and modifications of any such indebtedness or guarantee; provided that such indebtedness and other obligations are not treated as "unsecured indebtedness" for purposes of Internal Revenue Code Section 279. Notwithstanding the proviso contained in the preceding sentence, all amounts owing by the Company under the Credit Agreement and all renewals, extensions, refundings, refinancings, restructurings, increases, amendments and modifications of any amounts owing under, or in connection with, the Credit Agreement shall constitute "Senior Secured Indebtedness."

Notwithstanding anything to the contrary in this Indenture or the Securities, "Senior Secured Indebtedness" shall not include (x) any particular indebtedness, lease, fee, obligation, renewal, extension, refunding, refinancing, restructuring, amendment or modification if, under the express provisions of the instrument creating or evidencing the same, or pursuant to which the same is outstanding, such indebtedness, lease, fee, obligation, renewal, extension, refunding, refinancing, restructuring, amendment or modification thereof is stated to be junior in right of payment to, or pari passu in right of payment with, the Securities, (y) indebtedness of the Company
(i) owing, directly or indirectly, to any person under or in respect of any employee benefit plan of the Company or (ii) owing, directly or indirectly, to any employee of the Company or any Affiliate of the Company, and (z) the Securities.

         "Subsidiary" means (i) any corporation of which at least a majority of the outstanding capital stock having voting power under ordinary circumstances to elect directors of such corporation shall at the time be held, directly or indirectly, by the Company, by the Company and one or more other Subsidiaries, or by one or more other Subsidiaries and (ii) any other Person (other than a corporation), including, without limitation, a joint venture, in which the Company, the Company and one or more other Subsidiaries or one or more other Subsidiaries have at least a majority ownership interest entitled under ordinary circumstances to elect directors, managers or trustees thereof (or other persons performing similar functions).

         "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 and as in effect on the date of this Indenture, except as provided in Section 11.3, and except to the extent any amendment to the Trust Indenture Act expressly provides for application of the Trust Indenture Act as in effect on another date.

         "Trading Day" means, with respect to any security, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not generally traded on the exchange or market in which such security is traded.

         "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture, and thereafter means the successor.

         "Trust Officer" means, with respect to the Trustee, any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

SECTION 1.2      Other Definitions

 TERM                                                       DEFINED IN SECTION

         "Agent Members"                                                               2.1
         "Bankruptcy Law"                                                              8.1
         "Change in Control"                                                           3.8
         "Change in Control Purchase Date"                                             3.8
         "Change in Control Purchase Notice"                                           3.8
         "Change in Control Purchase Price"                                            3.8
         "Company Order"                                                               2.2
         "Conversion Agent"                                                            2.3
         "Conversion Date"                                                             4.2
         "Conversion Price"                                                            4.6
         "Conversion Shares"                                                           4.6
         "covenant defeasance"                                                        13.3
         "Custodian"                                                                   8.1
         "defeasance"                                                                 13.2
         "DTC"                                                                         2.1
         "Default Notice"                                                              5.5
         "Depositary"                                                                  2.1
         "Determination Date"                                                          4.6
         "Distribution Date"                                                           4.6
         "Event of Default"                                                            8.1
         "Exchange Act"                                                                3.8
         "Legal Holiday"                                                              12.7
         "NYSE"                                                                        4.6
         "Paying Agent"                                                                2.3
         "Purchase Agreement"                                                          2.1
         "QIB"                                                                         2.1
         "Registrar"                                                                   2.3
         "Rights"                                                                      4.6
         "Transfer Restricted Security"                                               2.12
         "Triggering Distribution"                                                     4.6
         "Unissued Shares"                                                             3.8
         "U.S. Government Obligations"                                                13.4

SECTION 1.3      Trust Indenture Act Provisions

         Whenever this Indenture refers to a provision of the TIA, that provision is incorporated by reference in and made a part of this Indenture. The Indenture shall also include those provisions of the TIA required to be included herein by the provisions of the Trust Indenture Reform Act of 1990. The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Securities;

         "indenture security holder" means a Securityholder;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee; and

         "obligor" on the indenture securities means the Company or any other obligor on the Securities.

         All other terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.4      Rules of Construction

         Unless the context otherwise requires:

                 (1)      a term has the meaning assigned to it;

                 (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in the United States of America and in effect on the date hereof, and any other reference in this Indenture to "generally accepted accounting principles" refers to generally accepted accounting principles in the United States of America and in effect on the date hereof;

                 (3) words in the singular include the plural, and words in the plural include the singular;

                 (4) provisions apply to successive events and transactions;

                 (5) the term "merger" includes a statutory share exchange and the term "merged" has a correlating meaning;

                 (6) the masculine gender includes the feminine and the neuter;

                 (7) references to agreements and other instruments include subsequent amendments thereto; and

                 (8) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                   ARTICLE 2.

                                 THE SECURITIES

SECTION 2.1      Form and Dating

         The Securities and the Trustee's certificate of authentication shall be substantially in the respective forms set forth in Exhibit A-1 or, in the case of the Regulation S Temporary Global Security, in Exhibit A-2, which Exhibits are incorporated in and made part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication. The Securities are being offered and sold by the Company pursuant to a Purchase Agreement, dated February 19, 1998 (the "Purchase Agreement"), between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and ABN AMRO Incorporated, in transactions exempt from, or not subject to, the requirements of the Securities Act.

         (a) Restricted Global Securities. Securities offered and sold within the United States to qualified institutional buyers as defined in Rule 144A (collectively, "QIBs" or individually a "QIB") in reliance on Rule 144A under the Securities Act shall be issued initially in the form of a Restricted Global Security, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its Corporate Trust Office, as custodian for the depositary, The Depository Trust Company ("DTC") (such depositary, or any successor thereto, being hereinafter referred to as the "Depositary"), and registered in the name of its nominee, Cede & Co., duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Securities Custodian as hereinafter provided, subject in each case to compliance with the Applicable Procedures.

         (b) Regulation S Global Securities. Securities offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Security, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its Corporate Trust Office, as custodian for the Depositary, and registered in the name of Cede & Co., duly executed by the Company and authenticated by the Trustee as hereinafter provided. The "40-day restricted period" (as defined in Regulation S) shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depositary certifying that it has received certification of non- United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Security (except to the extent of any beneficial owners thereof who acquired an interest therein pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a Restricted Global Security, all as contemplated by Section 2.12(a)(ii) hereof), and (ii) an Officers' Certificate from the Company.

Following the termination of the 40-day restricted period, beneficial interests in the Regulation S Temporary Global Security shall be exchanged for beneficial interests in Regulation S Permanent Global Securities pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Securities, the Trustee shall cancel the Regulation S Temporary Global Security. The aggregate principal amount of the Regulation S Temporary Global Security and the Regulation S Permanent Global Securities may from time to time be increased or decreased by adjustments made on the records of the Securities Custodian as hereinafter provided, subject in each case to compliance with the Applicable Procedures.

         (c) Global Securities in General. Each global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, purchases or conversions of such Securities. Any endorsement of a global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Securities Custodian in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian.

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any global Security held on their behalf by the Depositary or under the global Security, and the Depositary (including, for this purpose, its nominee) may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (A) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (B) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

         (d) Certificated Securities. Securities issued to accredited investors as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act ("Accredited Investors") who are not QIBs and any other Securities not issued as interests in the global Securities shall be issued initially in definitive, fully registered form substantially in the form of Exhibit A-1 attached hereto (but without including the text referred to in the footnotes 1 and 2 thereto).

SECTION 2.2      Execution and Authentication

         An Officer shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be affixed to or reproduced on the Securities and attested by the Secretary or an Assistant Secretary of the Company. Typographic and other minor errors or defects in any such reproduction of the seal or any such facsimile signature shall not affect the validity or enforceability of any Security which has been authenticated and delivered by the Trustee.

         If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

         A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall authenticate and make available for delivery Securities for original issue in the aggregate principal amount of up to $125,000,000 (plus up to an additional $18,750,000 issued pursuant to the exercise of the over-allotment option described in the Purchase Agreement upon receipt of a written order or orders of the Company signed by two Officers of the Company (a "Company Order"). The Company Order shall specify the amount of Securities to be authenticated, to what extent, if any, such Securities will be represented by a Regulation S Temporary Global Security, a Restricted Global Security and one or more Certificated Securities, and the date on which each original issue of Securities is to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed $125,000,000, except as provided above and in Section 2.7.

         The Trustee shall act as the initial authenticating agent.
Thereafter, the Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent shall have the same rights as an Agent to deal with the Company or an Affiliate of the Company.

         The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 2.3      Registrar, Paying Agent and Conversion Agent

         The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency where Securities may be presented for payment (the "Paying Agent"), an office or agency where Securities may be presented for conversion (the "Conversion Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange.

         The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such. The Company or any Affiliate of the Company may act as Paying Agent (except for the purposes of Section 6.1 and Article 10), Registrar or Conversion Agent.

         The Company initially appoints the Trustee as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands in connection with the Securities.

SECTION 2.4      Paying Agent to Hold Money In Trust

         Prior to 11:00 a.m., New York City time, on each due date of the principal of or interest on any Securities, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal or interest so becoming due. Subject to Section 5.7, the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities, and shall notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or an Affiliate of the Company acts as Paying Agent, it shall, before 11:00 a.m., New York City time, on each due date of the principal of or interest on any Securities, segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee, and the Trustee may at any time during the continuance of any default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent. Upon doing so, the Paying Agent (other than the Company) shall have no further liability for the money.

SECTION 2.5      Securityholder Lists

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each semiannual interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

SECTION 2.6      Transfer and Exchange

         (a) Subject to compliance with any applicable additional requirements contained in Section 2.12, when a Security is presented to the Registrar with a request to register a transfer thereof or to exchange such Security for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested; provided, however, that every Security presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. To permit registration of transfers and exchanges, upon surrender of any Security for registration of transfer or exchange at the office or agency maintained pursuant to Section 2.3, the Company shall execute and the Trustee shall authenticate Securities of a like aggregate principal amount at the Registrar's request. Any exchange or transfer shall be without charge, except that the Company or the Registrar may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto, and provided further that this sentence shall not apply to any exchange pursuant to Section 2.10, 3.6, 3.11, 4.2 (last paragraph) or 11.5.

         Neither the Company, the Registrar nor the Trustee shall be required to exchange or register a transfer of (a) any Securities for a period of 15 days next preceding any selection of Securities to be redeemed, (b) any Securities or portions thereof selected or called for redemption (except, in the case of redemption of a Security in part, the portion not to be redeemed) or (c) any Securities or portions thereof in respect of which a Change in Control Purchase Notice has been delivered and not withdrawn by the Holder thereof (except, in the case of the purchase of a Security in part, the portion not to be purchased).

         All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

         (b) Notwithstanding any provision to the contrary herein, so long as a global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a global Security, in whole or in part, shall be made only in accordance with Section 2.12 and this Section 2.6(b). Except as provided in Section 2.12, transfers of a global Security shall be limited to transfers of such global Security in whole, or in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

         (c) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

         (d) Any Registrar appointed pursuant to Section 2.3 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

         (e) No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

SECTION 2.7      Replacement Securities

         If any mutilated Security is surrendered to the Company, the Registrar or the Trustee, or the Company, the Registrar and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, the Registrar and the Trustee such Security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company, the Registrar or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be redeemed or purchased by the Company pursuant to Article 3, the Company in its discretion may, instead of issuing a new Security, pay, redeem or purchase such Security, as the case may be.

         Upon the issuance of any new Securities under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Registrar) in connection therewith.

         Every new Security issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 2.8      Outstanding Securities

         Securities outstanding at any time are all Securities authenticated by the Trustee, except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.8 as not outstanding.

         If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Company receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If the Paying Agent (other than the Company) holds on a redemption date or maturity date money sufficient to pay the principal of (including premium, if any) and accrued interest on Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

         Subject to the restrictions contained in Section 2.9, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

SECTION 2.9      Treasury Securities

         In determining whether the Holders of the required principal amount of Securities have concurred in any notice, direction, waiver or consent, Securities owned by the Company or any other obligor on the Securities or by any Affiliate of the Company or of such other obligor shall be disregarded, except that, for purposes of determining whether the Trustee shall be protected in relying on any such notice, direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Securities and that the pledgee is not the Company or any other obligor on the Securities or any Affiliate of the Company or of such other obligor.

SECTION 2.10     Temporary Securities

         Until definitive Securities are ready for delivery, the Company may prepare and execute, and, upon receipt of a Company Order, the Trustee shall authenticate and deliver, temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company with the consent of the Trustee considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate and deliver definitive Securities in exchange for temporary Securities.

SECTION 2.11     Cancellation

         The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, the Paying Agent and the Conversion Agent shall forward to the Trustee or its agent any Securities surrendered to them for transfer, exchange, payment or conversion. The Trustee and no one else shall cancel, in accordance with its standard procedures, all Securities surrendered for transfer, exchange, redemption, payment, conversion or cancellation and shall deliver the canceled Securities to the Company. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article 4.

SECTION 2.12     Additional Transfer and Exchange Requirements

         (a)     Transfer and Exchange of Global Securities.   A global
Security shall be transferred to the beneficial owners thereof only if (1) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for such global Security or if it at any time ceases to be a "clearing agency" registered or in good standing under the Exchange Act or other applicable statute or regulation and a successor depositary is not appointed by the Company within 90 days of such notice, or (2) an Event of Default has occurred and is continuing. In either case, the Company shall execute, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver, Certificated Securities in an aggregate principal amount equal to the principal amount of such global Security in exchange therefor. Such exchange shall be effected in accordance with the Applicable Procedures.

         The following requirements shall apply to transfers of beneficial interests between a Restricted Global Security and a Regulation S Global
Security:

                 (i) Restricted Global Security to Regulation S Global Security. If, at any time, an owner of a beneficial interest in a Restricted Global Security wishes to transfer its interest in such Restricted Global Security to a person who is required or permitted to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Security as provided in this Section 2.12(a)(i). Upon receipt by the Trustee, as Registrar, at the Corporate Trust Office of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Security in an amount equal to the beneficial interest in the Restricted Global Security to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary to be credited with such increase and the participant account of the Depositary to be debited for such beneficial interest, and, in the case of a Restricted Global Security that is a Transfer Restricted Security, (3) a certificate in the form of Exhibit B-1 hereto, upon which the Trustee may conclusively rely, given by the holder of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the global Securities and pursuant to and in accordance with Rule 904 of Regulation S, then the Trustee, as Registrar and Securities Custodian, shall reduce or cause to be reduced the aggregate principal amount of the applicable Restricted Global Security and increase or cause to be increased the aggregate principal amount of the applicable Regulation S Global Security by the principal amount of the beneficial interest in the Restricted Global Security to be exchanged, and the Trustee, as Registrar, shall instruct the Depositary, concurrently with the reduction, to credit or cause to be credited to the account of the person specified in such instructions (which shall be the Agent Member for Euroclear or Cedel or both, as the case may be) a beneficial interest in the Regulation S Global Security equal to the reduction in the aggregate principal amount of the Restricted Global Security, and to debit or cause to be debited from the account of the person making such exchange or transfer the beneficial interest in the Restricted Global Security that is being exchanged or transferred.

                 (ii) Regulation S Global Security to Restricted Global Security. If, at any time, an owner of a beneficial interest in a Regulation S Global Security wishes to transfer its interest in such Regulation S Global Security to a person who is required or permitted to take delivery thereof in the form of an interest in a Restricted Global Security, such owner shall, subject to the Applicable Procedures and only in accordance with this Section 2.12(a)(ii), exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Global Security. Upon receipt by the Trustee, as Registrar, at the Corporate Trust Office of (1) written instructions from the Depositary, directing the Trustee, as Registrar, to credit or cause to be credited a beneficial interest in the Restricted Global Security equal to the beneficial interest in the Regulation S Global Security to be exchanged, such instructions to contain information regarding the participant account with the Depositary to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary to be credited with, and the account of the Depositary (or, if such account is held for Euroclear or Cedel, the Euroclear or Cedel account, as the case may be) to be debited with, such beneficial interest and, in the case of a Regulation S Global Security that is a Transfer Restricted Security, (3) a certificate in the form of Exhibit B-2 attached hereto, upon which the Trustee may conclusively rely, given by the owner of such beneficial interest stating (A) if the transfer is pursuant to Rule 144A, that the person transferring such interest in a Regulation S Global Security reasonably believes that the person acquiring such interest in a Restricted Global Security is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable Blue Sky or securities laws of any state of the United States, (B) that the transfer complies with the requirements of Rule 144 under the Securities Act and any applicable Blue Sky or securities laws of any state of the United States, (C) that the transfer is being effected pursuant to an effective registration statement under the Securities Act or (D) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the global Securities and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Company and the Trustee, then the Trustee, as Registrar and Securities Custodian, shall reduce or cause to be reduced the aggregate principal amount of such Regulation S Global Security and increase or cause to be increased the aggregate principal amount of the applicable Restricted Global Security by the principal amount of the beneficial interest in the Regulation S Global Security to be exchanged, and the Trustee, as Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the applicable Restricted Global Security equal to the reduction in the aggregate principal amount of such Regulation S Global Security and to debit or cause to be debited from the account of the person making such transfer the beneficial interest in the Regulation S Global Security that is being transferred.

         (b) Transfer and Exchange of Certificated Securities. When Certificated Securities are presented by a Holder to the Registrar with a request:

                 (x) to register the transfer of the Certificated Securities to a person who will take delivery thereof in the form of Certificated Securities only; or

                 (y) to exchange such Certificated Securities for an equal principal amount of Certificated Securities of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested; provided, however, that the Certificated Securities presented or surrendered for register of transfer or exchange:

                 (i) shall be duly endorsed or accompanied by a written instrument of transfer in accordance with the proviso to Section 2.6; and

                 (ii) in the case of a Certificated Security that is a Transfer Restricted Security, such request shall be accompanied by the following additional information and documents, as applicable:

                          (A) if such Transfer Restricted Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, or such Transfer Restricted Security is being transferred to the Company, a certification to that effect from such Holder (in substantially the form of Exhibit B-3 hereto);

                          (B) if such Transfer Restricted Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder and to the further effect that the transfer complies with any applicable Blue Sky or securities laws of any state of the United States (in substantially the form of Exhibit B-3 hereto, upon which the Trustee may conclusively rely); or

                          (C) if such Transfer Restricted Security is being transferred in reliance on any other exemption from the registration requirements of the Securities Act (including Rule 904 of Regulation S thereunder), a certification to that effect from such Holder and to the further effect that the transfer complies with any applicable Blue Sky or securities laws of any state of the United States (in substantially the form of Exhibit B-3 hereto, upon which the Trustee may conclusively rely) and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Company and the Trustee to the effect that such transfer is in compliance with the Securities Act.

         (c) Transfer of a Beneficial Interest in a Restricted Global Security or Regulation S Permanent Global Security for a Certificated Security.

                 (i) Any person having a beneficial interest in a Restricted Global Security or Regulation S Permanent Global Security may upon request, subject to the Applicable Procedures, transfer such beneficial interest to a person who is required or permitted to take delivery thereof in the form of a Certificated Security. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary, from the Depositary on behalf of any person having a beneficial interest in a Restricted Global Security or Regulation S Permanent Global Security, and, in the case of a global security that is a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile):

                          (A)     if such beneficial interest is being
                 transferred to the person designated by the Depositary as being the beneficial owner, a certification to that effect from such person (in substantially the form of Exhibit B-4 hereto, upon which the Trustee may conclusively rely);

                          (B)     if such beneficial interest is being
                 transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor and to the further effect that the transfer complies with any applicable Blue Sky or securities laws of any state of the United States (in substantially the form of Exhibit B-4 hereto, upon which the Trustee may conclusively rely); or

                          (C)     if such beneficial interest is being
                 transferred in reliance on any other exemption from the registration requirements of the Securities Act (including Rule 904 of Regulation S thereunder), a certification, upon which the Trustee may conclusively rely, to that effect from the transferor and to the further effect that the transfer complies with any applicable Blue Sky or securities laws of any state of the United States (in substantially the form of Exhibit B-4 hereto, upon which the Trustee may conclusively rely) and an Opinion of Counsel from the transferee or the transferor reasonably acceptable to the Company and to the Trustee to the effect that such transfer is in compliance with the Securities Act, the Trustee, as Registrar and Securities Custodian, shall reduce or cause to be reduced accordingly, the aggregate principal amount of Restricted Global Securities or Regulation S Permanent Global Securities, as applicable, and, following such reduction, the Company shall execute and the Trustee shall authenticate and deliver to the transferee a Certificated Security in the appropriate principal amount.

                 (ii) Certificated Securities issued in exchange for a beneficial interest in a Restricted Global Security or Regulation S Permanent Global Security, as applicable, pursuant to this Section 2.12(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee.

         (d) Exchange of a Certificated Security for a Beneficial Interest in a Global Security. When Certificated Securities are presented by a Holder to the Registrar with a written request to exchange the Certificated Securities for a beneficial interest in a Restricted Global Security or Regulation S Permanent Global Security, then, subject to the Applicable Procedures, the Trustee, as Registrar, shall make the exchange as requested and, as Securities Custodian, it shall increase or cause to be increased accordingly the aggregate principal amount of such global Security and the Trustee shall cancel such Certificated Securities in accordance with Section 2.11, but in each case only if the following requirements for such transactions are met:

                 (i) such Certificated Securities shall be duly endorsed or accompanied by a written instrument of transfer in accordance with the proviso to Section 2.6; and

                 (ii) in the case of each Certificated Security that is a Transfer Restricted Security, such request shall be accompanied by the following additional information and documents, as applicable: if such Certificated Security is being transferred (A) to a QIB in accordance with Rule 144A, (B) pursuant to Rule 144 under the Securities Act or (C) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act or
         (D) pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder and to the further effect that the transfer complies with any applicable Blue Sky or securities laws of any state of the United States (in substantially the form of Exhibit B-5 hereto, upon which the Trustee may conclusively rely) and, in the case of a transfer described in clause (C), an Opinion of Counsel from the transferee or the transferor reasonably acceptable to the Company and the Trustee to the effect that such transfer is in compliance with the Securities Act.

         (e)     [Intentionally omitted.]

         (f)     Legends.

                 (i) Except as permitted by the following paragraphs (ii) and (iii), each global Security and Certificated Security (and all Securities issued in exchange therefor or upon registration of transfer or replacement thereof) shall bear a legend in substantially the following form (each a "Transfer Restricted Security" for so long as it is required by this Indenture to bear such legend):

         THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. UNLESS THE SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, A HOLDER OF THIS SECURITY WILL BE ABLE TO EXERCISE THE CONVERSION RIGHT ONLY IF THE HOLDER CERTIFIES THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" OR AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED BELOW.

         THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE

         (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
         (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (E) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENT OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C), (E) OR (F) TO REQUIRE THE DELIVERY TO EACH OF THEM OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                 (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a global Security) pursuant to Rule 144A or 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

                          (A) in the case of any Transfer Restricted Security that is a Certificated Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Certificated Security that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security upon receipt of a certification from the transferring Holder substantially in the form of Exhibit B-3 hereto; and

                          (B) in the case of any Transfer Restricted Security represented by a global Security, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.12(a); provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a global Security for a Certificated Security that does not bear the legend set forth in (i) above, which request is made in reliance upon Rule 144A or 144, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of Exhibit B-4 hereto).

                 (iii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a global Security) in reliance on any exemption from the registration requirements of the Securities Act (other than exemptions pursuant to Rule 144A or Rule 144 under the Securities Act) in which the Holder or the transferee provides an Opinion of Counsel to the Company and the Trustee in form reasonably acceptable to the Company and the Trustee (which Opinion of Counsel shall also state that the transfer restrictions contained in the legend are no longer applicable):

                          (A) in the case of any Transfer Restricted Security that is a Certificated Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Certificated Security that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security; and

                          (B) in the case of any Transfer Restricted Security represented by a global Security, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.12(a).

                 (iv) Upon the exchange, registration of transfer or replacement of Securities not bearing the legend set forth in paragraph (i) above, the Registrar shall deliver Securities that do not bear such legend.

                                   ARTICLE 3.

                            REDEMPTION AND PURCHASES

SECTION 3.1      Right to Redeem; Notice to Trustee

         The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time on or after February 26, 2001, at the redemption prices specified in paragraph 5 of the form of Security attached hereto as Exhibit A-1, together with accrued interest up to but not including the Redemption Date.

         If the Company elects to redeem Securities pursuant to this Section
3.1 and paragraph 5 of the Securities, it shall notify the Trustee at least 35 days prior to the redemption date as fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) of the redemption date and the principal amount of Securities to be redeemed. If fewer than all of the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall not be less than ten days after the date of notice to the Trustee.

SECTION 3.2      Selection of Securities to Be Redeemed

         If less than all of the Securities are to be redeemed, the Trustee shall, not more than 60 days prior to the redemption date, select the Securities to be redeemed by lot. The Trustee shall make the selection from the Securities outstanding and not previously called for redemption, pro rata or by another method the Trustee considers fair and appropriate. Securities in denominations of $1,000 may only be redeemed in whole. The Trustee may select for redemption portions (equal to $1,000 or any multiple thereof) of the principal of Securities that have denominations larger than $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

         If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as outstanding for the purpose of such selection.

SECTION 3.3      Notice of Redemption

         At least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed a notice of redemption to each Holder of Securities to be redeemed at such Holder's address as it appears on the Registrar's books.

         The notice shall identify the Securities to be redeemed and shall state:

                 (1)      the redemption date;

                 (2)      the redemption price;

                 (3)      the then current Conversion Price;

                 (4) the name and address of the Paying Agent and the Conversion Agent;

                 (5) that Securities called for redemption must be presented and surrendered to the Paying Agent to collect the redemption price;

                 (6) that the Securities called for redemption may be converted at any time before the close of business on the redemption date;

                 (7) that Holders who wish to convert Securities must satisfy the requirements in paragraph 8 of the Securities;

                 (8) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption shall cease accruing on and after the redemption date and the only remaining right of the Holder shall be to receive payment of the redemption price upon presentation and surrender to the Paying Agent of the Securities; and

                 (9) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon presentation and surrender of such Security, a new Security or Securities in aggregate principal amount equal to the unredeemed portion thereof will be issued.

         If any of the Securities to be redeemed is in the form of a global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to redemptions.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

SECTION 3.4      Effect of Notice of Redemption

         Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice, except for Securities that are converted in accordance with the provisions of Section 4.1. Upon presentation and surrender to the Paying Agent, Securities called for redemption shall be paid at the redemption price, plus accrued interest up to but not including the redemption date.

SECTION 3.5      Deposit of Redemption Price

         Prior to 11:00 a.m. New York City time, on the redemption date, the Company shall deposit with the Paying Agent (or, if the Company acts as Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date, other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall return to the Company any money not required for that purpose because of the conversion of Securities pursuant to Article 4 or otherwise. If such money is then held by the Company in trust and is not required for such purpose, it shall be discharged from the trust.

SECTION 3.6      Securities Redeemed in Part

         Upon presentation and surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for and deliver to the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

SECTION 3.7      Conversion Arrangement on Call for Redemption

         In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Paying Agent in trust for the Securityholders, on or before the close of business on the Redemption Date, an amount that, together with any amounts deposited with the Paying Agent by the Company for the redemption of such Securities, is not less than the Redemption Price, together with interest, if any, accrued to, but not including, the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the Redemption Price of such Securities, including all accrued interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article 4) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date, subject to payment of the above amount as aforesaid. The Paying Agent shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it for purchase and conversion in the same manner as it would money deposited with it by the Company for the redemption of Securities. Without the Paying Agent's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Paying Agent as set forth in this Indenture, and the Company agrees to indemnify the Paying Agent from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Paying Agent in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

SECTION 3.8      Purchase of Securities at Option of the Holder Upon Change in
                 Control

         (a) If at any time that Securities remain outstanding there shall have occurred a Change in Control, Securities shall be purchased by the Company at the option of the Holder thereof, as of the date that is 50 Business Days after the occurrence of the Change in Control (the "Change in Control Purchase Date") at a purchase price equal to 100% of the principal amount thereof (the "Change in Control Purchase Price") plus accrued interest up to but not including the Change in

Control Purchase Date, subject to satisfaction by or on behalf of any Holder of the requirements set forth in subsection (c) of this Section 3.8.

         A "Change in Control" shall be deemed to have occurred at such time after the initial issuance of the Securities as there shall occur:

                 (1) the acquisition by any person (including any syndicate or group deemed to be a "person" under Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision) of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such person to exercise more than 50% of the total voting power of all shares of capital stock of the Company entitling the holders thereof to vote generally in elections of directors; or

                 (2) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any sale, lease or exchange of all or substantially all of the property and assets of the Company (other than a merger which (x) does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of the Company or (y) is effected primarily to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity); or

                 (3) at any time during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of at least two-thirds of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office.

A "beneficial owner" shall be determined in accordance with Rule 13d-3 promulgated by the Commission under the Exchange Act, as in effect on the date of execution of this Indenture, except that, for purposes of this subsection
(a), the number of shares of capital stock of the Company entitling the holders thereof to vote generally in elections of directors shall be deemed to include, in addition to all outstanding shares of capital stock of the Company entitling the holders thereof to vote generally in the election of directors and Unissued Shares deemed to be held by the Person with respect to which the Change in Control determination is being made, all Unissued Shares deemed to be held by all other Persons. As used herein, "Unissued Shares" shall mean shares of capital stock of the Company not outstanding that are subject to options, warrants, rights to purchase or conversion privileges exercisable within 60 days following the date of determination of a Change in Control and that, upon issuance, shall entitle the holders thereof to vote generally in the election of directors.

         (b) Within 20 Business Days after the occurrence of a Change in Control, the Company shall mail a written notice of Change in Control to the Trustee and to each Holder (and to beneficial owners as required by applicable law) and shall cause a copy of such notice to be published in a daily newspaper of national circulation. The notice shall include the form of a Change in Control Purchase Notice to be completed by the Holder and shall state:

                 (1) the date of such Change in Control and, briefly, the events causing such Change in Control;

                 (2) the date by which the Change in Control Purchase Notice pursuant to this Section 3.8 must be given;

                 (3)      the Change in Control Purchase Date;

                 (4)      the Change in Control Purchase Price;

                 (5)      briefly, the conversion rights of the Securities;

                 (6) the name and address of the Paying Agent and the Conversion Agent;

                 (7)      the then current Conversion Price;

                 (8) that Securities as to which a Change in Control Purchase Notice has been given may be converted into Common Stock only to the extent that the Change in Control Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

                 (9) the procedures that the Holder must follow to exercise rights under this Section 3.8;

                 (10) the procedures for withdrawing a Change in Control Purchase Notice, including a form of notice of withdrawal; and

                 (11) that the Holder must satisfy the requirements set forth in the Securities in order to convert the Securities.

         (c) A Holder may exercise its rights specified in subsection (a) of this Section 3.8 upon delivery of a written notice of the exercise of such rights (a "Change in Control Purchase Notice") to the Paying Agent at any time prior to the close of business on the Business Day next preceding the Change in Control Purchase Date, stating:

                 (1) the certificate number of each Certificate Security that the Holder will deliver to be purchased;

                 (2) the portion of the principal amount of each Security that the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof; and

                 (3) that such Security shall be purchased pursuant to the terms and conditions specified in this Indenture.

         The delivery of such Security to the Paying Agent (together with all necessary endorsements) at the office of the Paying Agent shall be a condition to the receipt by the Holder of the Change in Control Purchase Price therefor; provided, however, that such Change in Control Purchase Price shall be so paid pursuant to this Section 3.8 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Change in Control Purchase Notice.

         The Company shall purchase from the Holder thereof, pursuant to this
Section 3.8, a portion of a Security if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security pursuant to Sections 3.8 through
3.13 also apply to the purchase of such portion of such Security.

         Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Change in Control Purchase Notice contemplated by this subsection (c) shall have the right to withdraw such Change in Control Purchase Notice in whole or in a portion thereof that is $1,000 or in an integral multiple thereof at any time prior to the close of business on the Business Day next preceding the Change in Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.9.

         The Paying Agent shall promptly notify the Company of the receipt by it of any Change in Control Purchase Notice or written withdrawal thereof.

SECTION 3.9      Effect of Change in Control Purchase Notice

         Upon receipt by the Paying Agent of the Change in Control Purchase Notice specified in Section 3.8(c), the Holder of the Security in respect of which such Change in Control Purchase Notice was given shall (unless such Change in Control Purchase Notice is withdrawn as specified below) thereafter be entitled to receive solely the Change in Control Purchase Price with respect to such Security plus accrued interest thereon up to but not including the Change in Control Purchase Date. Such Change in Control Purchase Price and accrued interest shall be paid to such Holder promptly following the later of
(a) the Change in Control Purchase Date with respect to such Security (provided the conditions in Section 3.8(c) have been satisfied) and (b) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 3.8(c). Securities in respect of which a Change in Control Purchase Notice has been given by the Holder thereof may not be converted into shares of Common Stock on or after the date of the delivery of such Change in Control Purchase Notice unless such Change in Control Purchase Notice has first been validly withdrawn.

         A Change in Control Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered by the Holder to the office of the Paying Agent at any time prior to the close of business on the Business Day immediately preceding the Change in Control Purchase Date, specifying:

                 (1) the certificate number of each Certificated Security in respect of which such notice of withdrawal is being submitted;

                 (2) the principal amount of the Security or portion thereof with respect to which such notice of withdrawal is being submitted; and

                 (3) the principal amount, if any, of such Security that remains subject to the original Change in Control Purchase Notice and that has been or will be delivered for purchase by the Company.

         There shall be no purchase of any Securities pursuant to Section 3.8 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Change in Control Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Change in Control Purchase Price with respect to such Securities).

SECTION 3.10  Deposit of Change in Control Purchase Price

         At or before 11:00 a.m., New York City time, on the second Business Day immediately following a Change in Control Purchase Date, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of money sufficient to pay the aggregate Change in Control Purchase Price of all the Securities or portions thereof that are to be purchased as of such Change in Control Purchase Date plus accrued interest thereon up to but not including the Change in Control Purchase Date. The manner in which the deposit required by this Section 3.10 is made by the Company shall be at the option of the Company, provided that such deposit shall be made in a manner such that the Trustee or the Paying Agent shall have immediately available funds on the second Business Day immediately following the Change in Control Purchase Date.

         If the Paying Agent holds, in accordance with the terms hereof, money sufficient to pay the Change in Control Purchase Price of any Security tendered for purchase, then, on the second Business Day immediately following to the Change in Control Purchase Date, such Security will cease to be outstanding and will be deemed paid, whether or not such Security is delivered to the Paying Agent, and all other rights of the Holder in respect thereof shall terminate (other than the right to receive the Change in Control Purchase Price upon delivery of such Security).

SECTION 3.11  Securities Purchased In Part

         Any Security that is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and promptly after the Change in Control Purchase Date the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of such authorized denomination or denominations as may be requested by such Holder, in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

SECTION 3.12  Compliance With Securities Laws Upon Purchase of Securities

         In connection with any offer to purchase or purchase of Securities under Section 3.8 (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 under the Exchange Act (which term, as used herein, includes any successor provision thereto) at the time of such offer or purchase), the Company shall (a) comply with Rule 13e-4 and Rule 14e-1 under the Exchange Act, (b) file the related Schedule 13E-4 (or any successor or similar schedule, form or report) under the Exchange Act, and (c) otherwise comply with all federal and state securities laws so as to permit the rights of the Holders and obligations of the Company under Sections 3.8 through 3.11 to be exercised in the time and in the manner specified therein.

SECTION 3.13  Repayment to the Company

         Subject to the provisions of Section 5.7, to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 3.10 exceeds the aggregate Change in Control Purchase Price of the Securities or portions thereof that the Company is obligated to purchase, plus accrued interest thereon up to but not including the Change in Control Purchase Date, then promptly after the second Business Day immediately following the Change in Control Purchase Date the Trustee or the Paying Agent, as the case may be, shall return any such excess to the Company.

                                   ARTICLE 4.

                                   CONVERSION

SECTION 4.1      Conversion Privilege

         Subject to the further provisions of this Section 4.1, a Holder of a Security may convert such Security into Common Stock at any time prior to maturity, at the Conversion Price then in effect; provided, however, that, if such Security is called for redemption pursuant to Article 3, such conversion right shall terminate at the close of business on the Business Day immediately preceding the redemption date for such Security (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Security is redeemed); provided, further, that, if the Holder of a Security presents such Security for redemption prior to the close of business on the Business Day immediately preceding the redemption date for such Security, the right of conversion shall terminate upon presentation of the Security to the Trustee (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Security is redeemed). The number of shares of Common Stock issuable upon conversion of a Security shall be determined by dividing the principal amount of the Security or portion thereof surrendered for conversion by the Conversion Price in effect on the Conversion Date. The initial Conversion Price is set forth in paragraph 8 of the Securities and is subject to adjustment as provided in this Article 4.

         A Holder may convert a portion of a Security equal to $1,000 or any integral multiple thereof. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

         A Security in respect of which a Holder has delivered a Change in Control Purchase Notice pursuant to Section 3.8(c) exercising the option of such Holder to require the Company to purchase such Security may be converted only if such Change in Control Purchase Notice is withdrawn by a written notice of withdrawal delivered to the Paying Agent prior to the close of business on the Business Day immediately preceding the Change in Control Purchase Date in accordance with Section 3.9.

         A Holder of Securities is not entitled to any rights of a holder of Common Stock until such Holder has converted its Securities to Common Stock, and only to the extent such Securities are deemed to have been converted into Common Stock pursuant to this Article 4.

SECTION 4.2      Conversion Procedure

         To convert a Security, a Holder must (a) complete and manually sign the conversion notice on the back of the Security and deliver such notice to the Conversion Agent, (b) surrender the Security to the Conversion Agent, (c) furnish appropriate endorsements and transfer documents if required by the Registrar or the Conversion Agent, and (d) pay any transfer or similar tax, if required. The date on which the Holder satisfies all of those requirements is the "Conversion Date." As soon as practicable after the Conversion Date, the Company shall deliver to the Holder through the Conversion Agent a certificate for the number of whole shares of Common Stock issuable upon the conversion, payment for accrued interest on such Security to the extent required by this
Section 4.2 and cash in lieu of any fractional shares pursuant to Section 4.3.

         The person in whose name the certificate is registered shall be deemed to be a shareholder of record on the Conversion Date; provided, however, that no surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided, further, that such conversion shall be at the Conversion Price in effect on the Conversion Date as if the stock transfer books of the Company had not been closed. Upon conversion of a Security, such person shall no longer be a Holder of such Security. No payment or adjustment will be made for dividends or distributions on shares of Common Stock issued upon conversion of a Security.

         Except as otherwise provided in this Section 4.2, no payment or adjustment will be made for accrued interest on a converted Security. Interest accrued through and including February 24, 2001 shall be paid on any Security called for redemption pursuant to Article 3 and surrendered for conversion pursuant to this Article 4 before the close of business on June 15, 2001. If any Holder surrenders a Security for conversion after the close of business on the record date for the payment of an installment of interest and before the close of business on the related interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid to the Holder of such Security on such record date. In such event, unless such Security has been called for redemption, such Security, when surrendered for conversion, must be accompanied by delivery of a check or draft payable to the Conversion Agent in an amount equal to the interest payable on such interest payment date on the portion so converted. If such payment does not accompany such Security, the Security shall not be converted. If the Company defaults in the payment of interest payable on the interest payment date, the Conversion Agent shall repay such funds to the Holder.

         If a Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the aggregate principal amount of Securities converted.

         Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security equal in principal amount to the unconverted portion of the Security surrendered.

SECTION 4.3      Fractional Shares

         The Company will not issue fractional shares of Common Stock upon conversion of Securities. In lieu thereof, the Company will pay an amount in cash based upon the closing sale price of the Common Stock on the Trading Day immediately prior to the date of conversion.

SECTION 4.4      Taxes on Conversion

         If a Holder converts a Security, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificate representing the Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulation.

SECTION 4.5      Company to Provide Stock

         The Company shall, prior to issuance of any Securities hereunder, and from time to time as it may be necessary, reserve, out of its authorized but unissued Common Stock, a sufficient number of shares of Common Stock to permit the conversion of all outstanding Securities into shares of Common Stock.

         All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

         The Company will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the Common Stock is then listed or quoted.

SECTION 4.6      Adjustment of Conversion Price

         The conversion price as stated in paragraph 8 of the Securities (the "Conversion Price") shall be adjusted from time to time by the Company as follows:

         (a) In case the Company shall (i) pay a dividend in shares of Common Stock to all holders of Common Stock, (ii) make a distribution in shares of Common Stock to all holders of Common Stock, (iii) subdivide its outstanding Common Stock into a greater number of shares, or (iv) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive that number of shares of Common Stock which it would have owned had such Security been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend in shares or distribution and shall become effective immediately after the effective date in the case of subdivision or combination.

         (b) In case the Company shall issue rights or warrants to all or substantially all holders of its Common Stock entitling them (for a period commencing no earlier than the record date described below and expiring not more than 60 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the current market price per share of Common Stock (as determined in accordance with subsection (e) of this Section 4.6) at the record date for the determination of shareholders entitled to receive such rights or warrants, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate Conversion Price of the convertible securities so offered) would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. If at the end of the period during which such rights or warrants are exercisable not all rights or warrants shall have been exercised, the adjusted Conversion Price shall be immediately readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued).

         (c) In case the Company shall distribute to all or substantially all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock), evidences of indebtedness or other non-cash assets (including securities of any company other than the Company), or shall distribute to all or substantially all holders of its Common Stock rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in subsection (b) of this Section 4.6), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (as defined in subsection (e) of this Section 4.6) of the Common Stock on the record date mentioned below less the fair market value on such record date (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value) of the portion of the capital stock, evidences of indebtedness or other non-cash assets so distributed or of such rights or warrants applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the record date), and of which the denominator shall be the current market price per share (as defined in subsection (e) of this Section 4.6) of the Common Stock on such record date. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants (other than those referred to in subsection (b) of this Section 4.6) ("Rights") pro rata to holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this Section 4.6, make proper provision so that each holder of a Security who converts such Security (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights and
(ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Security so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

         (d) In case the Company shall, by dividend or otherwise, at any time distribute (a "Triggering Distribution") to all or substantially all holders of its Common Stock cash in an aggregate amount that, together with the aggregate amount of (A) any cash and the fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence thereof) of other consideration payable in respect of any tender offer by the Company or a Subsidiary for Common Stock consummated within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no Conversion Price adjustment pursuant to this Section 4.6 has been made and (B) any other cash distributions to all or substantially all holders of its Common Stock made within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no Conversion Price adjustment pursuant to this Section 4.6 has been made, exceeds 10% of the product of the current market price per share of Common Stock (as determined in accordance with subsection (e) of this Section 4.6) on the Business Day (the "Determination Date") immediately preceding the day on which such Triggering Distribution is declared by the Company multiplied by the number of shares of Common Stock outstanding on such date (excluding shares held in the Treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the Determination Date by a fraction of which the numerator shall be the current market price per share of the Common Stock (as determined in accordance with subsection (e) of this Section 4.6) on the Determination Date less the amount of cash (plus the fair market value of such other consideration) so distributed within such 12 months (including, without limitation, the Triggering Distribution) applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Determination Date) and the denominator shall be such current market price per share of the Common Stock (as determined in accordance with subsection (e) of this Section 4.6) on the Determination Date, such reduction to become effective immediately prior to the opening of business on the day following the date on which the Triggering Distribution is paid.

         (e) For the purpose of any computation under subsections (b), (c) and (d) of this Section 4.6, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive Trading Days commencing 45 Trading Days before (i) the Determination Date with respect to distributions under subsection (d) of this
Section 4.6 or (ii) the record date with respect to distributions, issuances or other events requiring such computation under subsection (b) or (c) of this
Section 4.6. The closing price for each day shall be the last reported sales price or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices in either case on the New York Stock Exchange (the "NYSE") or, if the Common Stock is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sales price of the Common Stock as quoted by NASDAQ or, in case no reported sales takes place, the average of the closing bid and asked prices as quoted by NASDAQ or any comparable system or, if the Common Stock is not quoted on NASDAQ or any comparable system, the closing sales price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If no such prices are available, the current market price per share shall be the fair value of a share of Common Stock as determined by the Board of Directors.

         (f) In any case in which this Section 4.6 shall require that an adjustment be made following a record date or a Determination Date, as the case may be, established for purposes of this Section 4.6, the Company may elect to defer (but only until five Business Days following the filing by the Company with the Trustee of the certificate described in Section 4.9) issuing to the Holder of any Security converted after such record date or Determination Date the shares of Common Stock and other capital stock of the Company issuable upon such conversion over and above the shares of Common Stock and other capital stock of the Company issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence prepared by the Company of the right to receive such shares. If any distribution in respect of which an adjustment to the Conversion Price is required to be made as of the record date, effective date or Determination Date therefor is not thereafter made or paid by the Company for any reason, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or such effective date or Determination Date had not occurred.

SECTION 4.7      No Adjustment

         No adjustment in the Conversion Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this Section 4.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         No adjustment need be made for a transaction referred to in Section
4.6 if all Securityholders are entitled to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. The Company shall give notice to the Trustee of any such determination.

         No adjustment need be made for rights to purchase Common Stock or issuances of Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

         No adjustment need be made for a change in the par value or a change to no par value of the Common Stock.

         To the extent that the Securities become convertible into the right to receive cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

SECTION 4.8      Adjustment for Tax Purposes

         The Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by Section 4.6, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivisions of shares, distributions of rights to purchase stock or securities or distributions of securities convertible into or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

SECTION 4.9      Notice of Adjustment

         Whenever the Conversion Price is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment and file with the Trustee an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it.

SECTION 4.10  Notice of Certain Transactions

         In the event that:

                 (1) the Company takes any action which would require an adjustment in the Conversion Price;

                 (2) the Company consolidates or merges with, or transfers all or substantially all of its property and assets to, another corporation and shareholders of the Company must approve the transaction; or

                 (3)      there is a dissolution or liquidation of the Company,

the Company shall mail to Securityholders and file with the Trustee a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least ten days before such date. Failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section 4.10.

SECTION 4.11 Effect of Reclassification, Consolidation, Merger or Sale on Conversion Privilege

         If any of the following shall occur, namely: (a) any reclassification or change of shares of Common Stock issuable upon conversion of the Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, or any other change for which an adjustment is provided in Section 4.6); (b) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or (c) any sale or conveyance of all or substantially all of the property and assets of the Company to any person, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of such Security immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this
Article 4. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property(including cash) receivable thereupon by a holder of Common Stock include shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 4.11 shall similarly apply to successive consolidations, mergers, sales or conveyances.

         In the event the Company shall execute a supplemental indenture pursuant to this Section 4.11, the Company shall promptly file with the Trustee
(x) an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or other securities or property (including cash) receivable by Holders of the Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance, any adjustment to be made with respect thereto and that all conditions precedent have been complied with and (y) an Opinion of Counsel that all conditions precedent have been complied with.

SECTION 4.12  Trustee's Disclaimer

         The Trustee shall have no duty to determine when an adjustment under this Article 4 should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of that fact or the correctness of any such adjustment, and shall be protected in relying upon, an Officers' Certificate including the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to
Section 4.9. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article 4.

         The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 4.11, but may accept as conclusive evidence of the correctness thereof, and shall be fully protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 4.11.

SECTION 4.13  Voluntary Reduction

         The Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days or such longer period as may be required by law and if the reduction is irrevocable during the period; provided, however, that in no event may the Conversion Price be less than the par value of a share of Common Stock.

                                   ARTICLE 5.

                                 SUBORDINATION

SECTION 5.1      Securities Subordinated to Senior Secured Indebtedness

         The Company covenants and agrees, and each Holder of Securities issued hereunder by its acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article 5; and each person holding any Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

         The payment of all amounts on account of all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Secured Indebtedness, whether outstanding at the date of this Indenture or thereafter created, assumed or guaranteed.

SECTION 5.2 Securities Subordinated to Prior Payment of All Senior Secured Indebtedness on Dissolution, Liquidation, Reorganization, Etc., of the Company

         Upon the payment or distribution of the assets of the Company of any kind or character, whether in cash, property or securities (including any collateral at any time securing the Securities), to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company (whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, liquidation, receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of the Company, or otherwise), then in such event:

         (a) all Senior Secured Indebtedness and the reasonable fees and expenses of the Trustee shall first be paid in full, in cash, before any payment is made on account of the Securities, whether by way of the payment of principal of or interest on the indebtedness evidenced by the Securities, a deposit pursuant to Section 10.1 or 13.4, a repurchase, redemption or other acquisition of the Securities or otherwise (collectively, "pay the Securities");

         (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted, or securities of the Company or any other Person provided for by a plan of reorganization or readjustment, junior, or the payment of which is otherwise subordinate, at least to the extent provided in this Article 5, with respect to the Securities, to the payment of all Senior Secured Indebtedness), to which the Holders or the Trustee on behalf of the Holders would be entitled except for the provisions of this Article 5, including any such payment or distribution which may be payable or deliverable by reason of the payment of another debt of the Company being subordinated to the payment of the Securities, shall be paid or delivered by any debtor, Custodian or other person making such payment or distribution, directly to the holders of the Senior Secured Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Secured Indebtedness have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Secured Indebtedness held or represented by each, for application to payment of all Senior Secured Indebtedness remaining unpaid, to the extent necessary to pay all Senior Secured Indebtedness in full after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Secured Indebtedness; and

         (c) in the event that, notwithstanding the foregoing provisions of this Section 5.2, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted, or securities of the Company or any other Person provided for by a plan of reorganization or readjustment, junior, or the payment of which is otherwise subordinate, at least to the extent provided for in this Article 5, with respect to the Securities, to the payment of all Senior Secured Indebtedness), shall be received by the Trustee or the Holders before all Senior Secured Indebtedness is paid in full, such payment or distribution (subject to the provisions of Sections 5.6 and 5.7) shall be held in trust for the benefit of, and shall be immediately paid or delivered by the Trustee or such Holders, as the case may be, to, the holders of Senior Secured Indebtedness remaining unpaid or unprovided for, or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Secured Indebtedness have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Secured Indebtedness held or represented by each, for application to the payment of all Senior Secured Indebtedness remaining unpaid, to the extent necessary to pay all Senior Secured Indebtedness in full after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Secured Indebtedness.

         The Company shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Company.

         Upon any distribution of assets of the Company referred to in this
Article 5, the Trustee, subject to the provisions of Sections 9.1 and 9.2, and the Holders shall be entitled to rely conclusively upon any order or decree by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceeding is pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Secured Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 5.

SECTION 5.3 Securityholders to Be Subrogated to Right of Holders of Senior Secured Indebtedness

         Subject to the prior payment in full of all Senior Secured Indebtedness then due, the Holders shall be subrogated to the rights of the holders of Senior Secured Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Secured Indebtedness until the principal of and interest on the Securities shall be paid in full, and, for purposes of such subrogation, no payments or distributions to the holders of Senior Secured Indebtedness of assets, whether in cash, property or securities, distributable to the holders of Senior Secured Indebtedness under the provisions hereof to which the Holders would be entitled except for the provisions of this Article 5, and no payment pursuant to the provisions of this
Article 5 to the holders of Senior Secured Indebtedness by the Holders shall, as among the Company, its creditors other than the holders of Senior Secured Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of Senior Secured Indebtedness, it being understood that the provisions of this Article 5 are, and are intended, solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Secured Indebtedness, on the other hand.

SECTION 5.4      Obligations of the Company Unconditional

         Nothing contained in this Article 5 or elsewhere in this Indenture or in any Security is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Secured Indebtedness, and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Securities, as and when the same shall become due and payable in accordance with the terms of the Securities, or to affect the relative rights of the Holders and other creditors of the Company other than the holders of Senior Secured Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon the happening of an Event of Default under this Indenture, subject to the provisions of Article 8, and the rights, if any, under this

Article 5 of the holders of Senior Secured Indebtedness to receive assets, whether in cash, property or securities, of the Company otherwise payable or deliverable to the Trustee or such Holder upon the exercise of any such remedy.

SECTION 5.5 Company Not to Make Payment With Respect to Securities in Certain Circumstances

         (a) Upon the happening of a default in payment (whether at maturity or at a date fixed for prepayment or by acceleration or otherwise) of the principal of, interest on or other amount due in respect of any Senior Secured Indebtedness, as such default is defined under or in respect of such Senior Secured Indebtedness or in any agreement pursuant to which such Senior Secured Indebtedness has been incurred, then, unless and until the amount of such Senior Secured Indebtedness then due shall have been paid in full or provision made therefor in a manner satisfactory to the holders of such Senior Secured Indebtedness, or such default shall have been cured or waived or shall have ceased to exist, the Company shall not pay the Securities.

         (b) Upon the happening of an event of default with respect to any Senior Secured Indebtedness (other than under circumstances when the terms of subsection (a) of this Section 5.5 are applicable), as such event of default is defined under or in respect of such Senior Secured Indebtedness or in any agreement pursuant to which such Senior Secured Indebtedness has been incurred, permitting the holders thereof to immediately accelerate the maturity thereof, and upon written notice thereof given to the Company and the Trustee by any one or more holders of such Senior Secured Indebtedness or their representative or representatives or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Secured Indebtedness have been issued (a "Default Notice"), then, unless and until such event of default shall have been cured or waived in writing by the holders of such Senior Secured Indebtedness or shall have ceased to exist, the Company shall not pay the Securities; provided, however, that this subsection (b) shall not prevent the making of any such payment (which is not otherwise prohibited by subsection
(a) of this Section 5.5) for more than 180 days after the Default Notice shall have been given unless the Senior Secured Indebtedness in respect of which such event of default exists has been declared due and payable in its entirety, in which case no such payment may be made until such acceleration has been waived, rescinded or annulled, or such Senior Secured Indebtedness shall have been paid in full, or payment thereof shall be duly provided for in cash or in any other manner satisfactory to the holders of such Senior Secured Indebtedness. Notwithstanding the foregoing, not more than one Default Notice shall be given with respect to the same issue of Senior Secured Indebtedness within a period of 360 consecutive days, and no event of default which existed or was continuing on the date of any Default Notice and was known to the holders of such issue of Senior Secured Indebtedness shall be made the basis for the giving of a subsequent Default Notice by the holders of such issue of Senior Secured Indebtedness.

         (c) In the event that, notwithstanding the foregoing provisions of this Section 5.5, the Company shall pay the Securities and such payment shall be received by the Trustee, any Holder or any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment shall be segregated and held in trust), after the happening of a default under any Senior

Secured Indebtedness of the type specified in subsections (a) and (b) of this
Section 5.5, then, unless and until the amount of such Senior Secured Indebtedness then due shall have been paid in full, or provision made therefor or such default shall have been cured or waived or shall have ceased to exist, such payment (subject, in each case, to the provisions of Sections 5.6 and 5.7 and the proviso contained in subsection (b) of this Section 5.5) shall be held in trust for the benefit of, and shall be immediately paid over to, the holders of Senior Secured Indebtedness or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any of the Senior Secured Indebtedness may have been issued ratably according to the aggregate amounts remaining unpaid on account of the Senior Secured Indebtedness held or represented by each, for application to the payment of all Senior Secured Indebtedness remaining unpaid to the extent necessary to pay all Senior Secured Indebtedness in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of Senior Secured Indebtedness.

SECTION 5.6      Notice to Trustee

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article 5 or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, unless and until the Trustee shall have received written notice thereof from the Company or from the holder or holders of Senior Secured Indebtedness or from their representative or representatives or from the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Secured Indebtedness have been issued; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 9.1 and 9.2, shall be entitled to assume conclusively that such facts do not exist.

         The Trustee shall be entitled to rely conclusively on the delivery to it of a written notice by a person representing himself or herself to be a holder of Senior Secured Indebtedness (or a representative of such holder or the trustee under any indenture pursuant to which any instruments evidencing any of such Senior Secured Indebtedness have been issued) to establish that such notice has been given by a holder of Senior Secured Indebtedness or a representative of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Secured Indebtedness to participate in any payment or distribution pursuant to this Article 5, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Secured Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of each person under this Article 5, and, if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

SECTION 5.7      Application by Trustee of Money Deposited With It

         Money deposited in trust with the Trustee pursuant to Section 10.1 or
13.4 and not in violation of this Article 5 shall be for the sole benefit of Securityholders and shall thereafter not be subject to the subordination provisions of this Article 5. Otherwise, any deposit of money by the Company with the Trustee or any Paying Agent (whether or not in trust) for the payment of the principal of or interest on any Securities shall be subject to the provisions of Sections 5.1, 5.2, 5.3 and 5.5; except that, if two Business Days prior to the date on which by the terms of this Indenture any such money may become payable for any purpose (including, without limitation, the payment of either the principal of or interest on any Security) the Trustee shall not have received with respect to such money the notice provided for in Section 5.6, then the Trustee or any Paying Agent shall have full power and authority to receive such money and to apply such money to the purpose for which it was received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. This Section 5.7 shall be construed solely for the benefit of the Trustee and the Paying Agent and shall not otherwise affect the rights that holders of Senior Secured Indebtedness may have to recover any such payments from the Holders in accordance with the provisions of this Article 5.

SECTION 5.8 Subordination Rights Not Impaired by Acts or Omissions of Company or Holders of Senior Secured Indebtedness

         No right of any present or future holders of any Senior Secured Indebtedness to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of any Senior Secured Indebtedness may extend, renew, modify or amend the terms of such Senior Secured Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders. No provision in any supplemental indenture which affects the superior position of the holders of the Senior Secured Indebtedness shall be effective against the holders of the Senior Secured Indebtedness unless the holders of such Senior Secured Indebtedness (required pursuant to the terms of such Senior Secured Indebtedness to give such consent) have consented thereto.

SECTION 5.9      Trustee to Effectuate Subordination

         Each Holder of a Security by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 5 and appoints the Trustee its attorney-in-fact for any and all such purposes.

SECTION 5.10  Right of Trustee to Hold Senior Secured Indebtedness

         The Trustee, in its individual capacity, shall be entitled to all of the rights set forth in this Article 5 in respect of any Senior Secured Indebtedness at any time held by it to the same extent as any other holder of Senior Secured Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 9.7.

SECTION 5.11  Article 5 Not to Prevent Events of Default

         The failure to make a payment on account of the principal of or interest on the Securities by reason of any provision in this Article 5 shall not be construed as preventing the occurrence of an Event of Default under
Section 8.1.

SECTION 5.12  No Fiduciary Duty Created to Holders of Senior Secured
Indebtedness

         Notwithstanding any other provision in this Article 5, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Secured Indebtedness by virtue of the provisions of this Article 5.

SECTION 5.13  Article Applicable to Paying Agents

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 5 shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 5 in addition to or in place of the Trustee; provided, however, that Sections 5.6, 5.10 and 5.12 shall not apply to the Company if it acts as Paying Agent.

                                   ARTICLE 6.

                                   COVENANTS

SECTION 6.1      Payment of Securities

         The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities and this Indenture. An installment of principal or interest shall be considered paid on the date it is due if the Paying Agent (other than the Company) holds by 11:00 a.m., New York City time, on that date money, deposited by the Company or an Affiliate thereof, sufficient to pay the installment. The Company shall pay interest on overdue principal at the rate borne by the Securities per annum; it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

SECTION 6.2      SEC Reports

         The Company shall file all reports and other information and documents which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, and within 15 days after it files them with the SEC, the Company shall file copies of all such reports, information and other documents with the Trustee.

         In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will prepare, for the first three quarters of each fiscal year, quarterly financial statements substantially equivalent to the financial statements required to be included in a report on Form 10-Q under the Exchange Act. The Company will also prepare, on an annual basis, complete audited consolidated financial statements, including, but not limited to, a balance sheet, a statement of operations, a statement of cash flows and all appropriate notes. All such financial statements will be prepared in accordance with generally accepted accounting principles. The Company will cause a copy of such financial statements to be filed with the Trustee and mailed to the Holders of the Securities within 50 days after the end of each of the first three quarters of each fiscal year and within 95 days after the close of each fiscal year.
The Company will also comply with the other provisions of TIA Section  314(a).


SECTION 6.3      Compliance Certificates

         The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate as to the signer's knowledge of the Company's compliance with all conditions and covenants on its part contained in this Indenture and stating whether or not the signer knows of any default or Event of Default. If such signer knows of such a default or Event of Default, the Officers' Certificate shall describe the default or Event of Default and the efforts to remedy the same. For the purposes of this
Section 6.4, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

SECTION 6.4      Notice of Defaults

         In the event (a) that indebtedness of the Company in an aggregate principal amount in excess of $25,000,000 is declared due and payable before its maturity because of the occurrence of any default under such indebtedness, or (b) of the occurrence of any event which entitles the holder or holders of such indebtedness to declare such indebtedness due and payable before its maturity and with respect to which any applicable grace period has lapsed or expired, the Company will promptly give written notice to the Trustee of such declaration or event.

SECTION 6.5      Further Instruments and Acts

         Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

                                   ARTICLE 7.

                             SUCCESSOR CORPORATION

SECTION 7.1      When Company May Merge, Etc.

         The Company shall not consolidate with or merge with or into, or transfer all or substantially all of its property and assets to, any person unless:

         (a) either the Company shall be the resulting or surviving corporation or such person is a corporation organized and existing under the laws of the United States, a State thereof or the District of Columbia, and such person expressly assumes by supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture (in which case all such obligations of the Company shall terminate); and

         (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no default or Event of Default shall have occurred and be continuing.

         The Company shall deliver to the Trustee prior to the proposed transaction an Officers' Certificate and an Opinion of Counsel, each of which shall comply with Section 12.4 and shall state that such consolidation, merger or transfer and any such supplemental indenture comply with this Article 7 and that all conditions precedent herein provided for relating to such transaction have been complied with; provided, however, that such Opinion of Counsel shall address only the matters referred to in clause (a) of this Section 7.1.

SECTION 7.2      Successor Corporation Substituted

         Upon any consolidation or merger, or any transfer of all or substantially all of the property and assets of the Company in accordance with
Section 7.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein.

                                   ARTICLE 8.

                              DEFAULT AND REMEDIES

SECTION 8.1      Events of Default

         An "Event of Default" shall occur if:

                 (1) the Company defaults in the payment of interest on any Security when the same becomes due and payable and the default continues for a period of 30 days;

                 (2) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at maturity, upon redemption or otherwise;

                 (3) the Company fails to comply with any of its other agreements contained in the Securities or this Indenture and the default continues for the period and after the notice specified below;

                 (4) a default shall occur under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company having an aggregate outstanding principal amount in excess of $25,000,000, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have been due and payable, without such indebtedness having been discharged, such acceleration having been rescinded or annulled or there having been deposited in trust a sum of money sufficient to discharge in full such indebtedness, in each case within a period of 10 days following the occurrence of such acceleration;

                 (5) the Company pursuant to or within the meaning of any Bankruptcy Law:

                          (A)     commences a voluntary case or proceeding;

                          (B) consents to the entry of an order for relief against it in an involuntary case or proceeding;

                          (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; or

                          (D) makes a general assignment for the benefit of its creditors; or

                 (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                          (A) is for relief against the Company in an involuntary case or proceeding;

                          (B) appoints a Custodian of the Company or for all or substantially all of its property; or

                          (C)     orders the liquidation of the Company;

         and in each case the order or decree remains unstayed and in effect for 60 days.

         The term "Bankruptcy Law" means Title 11 of the United States Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

         A default under clause (3) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the Securities then outstanding notify the Company and the Trustee, of the default, and the Company does not cure the default within 60 days after receipt of such notice. The notice given pursuant to this Section 8.1 must specify the default, demand that it be remedied and state that the notice is a "Notice of Default." When any default under this Section 8.1 is cured, it ceases.

         Subject to the provisions of Sections 9.1 and 9.2, the Trustee shall not be charged with knowledge of any Event of Default unless written notice thereof shall have been given to a Trust Officer at the Corporate Trust Office of the Trustee by the Company, the Paying Agent, any Holder or any agent of any Holder.

SECTION 8.2      Acceleration

         If an Event of Default (other than an Event of Default specified in clause (5) or (6) of Section 8.1) occurs and is continuing, the Trustee may, by notice to the Company, or the Holders of at least 25% in principal amount of the Securities then outstanding may, by notice to the Company and the Trustee, and the Trustee shall, upon the request of such Holders, declare all unpaid principal of and accrued interest to the date of acceleration on the Securities then outstanding (if not then due and payable) to be due and payable upon any such declaration, and the same shall become and be immediately due and payable. If an Event of Default specified in clause (5) or (6) of Section 8.1 occurs, all unpaid principal of and accrued interest on the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. The Holders of a majority in principal amount of the Securities then outstanding by notice to the Trustee may rescind an acceleration and its consequences if (a) all existing Events of Default, other than the nonpayment of the principal of and accrued interest on the Securities which has become due solely by such declaration of acceleration, have been cured or waived; (b) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid; (c) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and
(d) all payments due to the Trustee and any predecessor Trustee under Section
9.7 have been made. Anything herein contained to the contrary notwithstanding, in the event of any acceleration pursuant to this Section 8.2, the Company shall not be obligated to pay any premium which it would have had to pay if it had then elected to redeem the Securities pursuant to paragraph 5 of the Securities, except in the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium which it would have had to pay if it had then elected to redeem the Securities pursuant to paragraph 5 of the Securities, in which case an equivalent premium shall also become and be immediately due and payable to the extent permitted by law.

SECTION 8.3      Other Remedies

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of the principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 8.4      Waiver of Defaults and Events of Default

         Subject to Sections 8.7 and 11.2, the Holders of a majority in principal amount of the Securities then outstanding by notice to the Trustee may waive an existing default or Event of Default and its consequence, except a default in the payment of the principal of or interest on any Security as specified in clauses (1) and (2) of Section 8.1. When a default or Event of Default is waived, it is cured and ceases.

SECTION 8.5      Control by Majority

         The Holders of a majority in principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of another Securityholder or the Trustee, or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 8.6      Limitations on Suits

         A Securityholder may not pursue any remedy with respect to this Indenture or the Securities (except actions for payment of overdue principal or interest or for the conversion of the Securities pursuant to Article 4) unless:

                 (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

                 (2) the Holders of at least 25% in principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

                 (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                 (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                 (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Securities then outstanding.

         A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

SECTION 8.7      Rights of Holders to Receive Payment and to Convert

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of the principal of and interest on the Security, on or after the respective due dates expressed in the Security, to convert such Security in accordance with Article 4 and to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

SECTION 8.8      Collection Suit by Trustee

         If an Event of Default in the payment of principal or interest specified in clause (1) or (2) of Section 8.1 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or another obligor on the Securities for the whole amount of principal and accrued interest remaining unpaid, together with, to the extent that payment of such interest is lawful, interest on overdue principal and on overdue installments of interest, in each case at the rate per annum borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 8.9      Trustee May File Proofs of Claim

         The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor on the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 9.7, and to the extent that such payment of the reasonable compensation, expenses, disbursements and advances in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other property which the Securityholders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to, or, on behalf of any Securityholder, to authorize, accept or adopt any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 8.10  Priorities

         If the Trustee collects any money pursuant to this Article 8, it shall pay out the money in the following order:

         First, to the Trustee for amounts due under Section 9.7;

         Second, to the holders of Senior Secured Indebtedness to the extent required by Article 5;

         Third, to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

         Fourth, to the Company.

         The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 8.10.

SECTION 8.11  Undertaking for Costs

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 8.11 does not apply to a suit made by the Trustee, a suit by a Holder pursuant to Section 8.7, or a suit by Holders of more than 10% in principal amount of the Securities then outstanding.

SECTION 8.12  Waiver of Usury, Stay or Extension Laws

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 9.

                                    TRUSTEE

SECTION 9.1      Duties of Trustee

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b)     Except during the continuance of an Event of Default:

                 (1) the Trustee need perform only those duties as are specifically set forth in this Indenture and no others; and

                 (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine any certificates and opinions which by any provision hereof are specifically required to be delivered to the Trustee to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                 (1) this paragraph does not limit the effect of subsection (b) of this Section 9.1;

                 (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                 (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 8.5.

         (d) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability, expense or fee.

         (e) Every provision of this Indenture that in any way relates to the Trustee is subject to subsections (a), (b), (c) and (d) of this Section 9.1.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 9.2      Rights of Trustee

         Subject to Section 9.1:

         (a) The Trustee may rely conclusively on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Section 12.4(b). The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Certificate or Opinion.

         (c) The Trustee may act through its agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

         (e) The Trustee may consult with counsel, and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection in respect of any such action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

SECTION 9.3   Individual Rights of Trustee

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an affiliate of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 9.10 and 9.11.

SECTION 9.4   Trustee's Disclaimer

         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

SECTION 9.5   Notice of Default or Events of Default

         If a default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the default or Event of Default within 90 days after it occurs. Except in the case of a default or an Event of Default in payment of the principal of or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding notice is in the interests of Securityholders.

SECTION 9.6   Reports by Trustee to Holders

         If such report is required by TIA Section 313, within 60 days after each January 15, beginning with the January 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such January 15 that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b)(2) and (c).

         A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the SEC and each stock exchange, if any, on which the Securities are listed. The Company shall notify the Trustee whenever the Securities become listed on any stock exchange and any changes in the stock exchanges on which the Securities are listed.

SECTION 9.7   Compensation and Indemnity

         The Company shall pay to the Trustee from time to time reasonable compensation for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses may include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Company shall indemnify the Trustee (which for purposes of this Section 9.7 shall include its officers, directors, employees and agents) for, and hold it harmless against, any loss, liability or expense (including reasonable legal fees and expenses) incurred by it in connection with its duties under this Indenture or any action or failure to act as authorized or within the discretion or rights or powers conferred upon the Trustee hereunder including the reasonable costs and expenses of the Trustee and its counsel in defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company need not pay for any settlement without its written consent, which shall not be unreasonably withheld.

         The Company need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by it resulting from its negligence or bad faith.

         To secure the Company's payment obligations in this Section 9.7, the Trustee shall have a senior claim to which the Securities are hereby made subordinate on all money or property held or collected by the Trustee, except such money or property held in trust to pay the principal of and interest on particular Securities. The obligations of the Company under this Section 9.7 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities. The obligations of the Company under this Section 9.7 shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Trustee.

         When the Trustee incurs expenses or renders services after an Event of Default specified in clause (5) or (6) of Section 8.1 occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 9.8   Replacement of Trustee

         The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee and may, with the Company's written consent, appoint a successor Trustee. The Company may remove the Trustee if:

                 (1)      the Trustee fails to comply with Section 9.10;

                 (2)      the Trustee is adjudged a bankrupt or an insolvent;

                 (3) a receiver or other public officer takes charge of the Trustee or its property; or

                 (4)      the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

         If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of 10% in principal amount of the Securities then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 9.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee and be released from its obligations (exclusive of any liabilities that the retiring Trustee may have incurred while acting as Trustee) hereunder, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

         A retiring Trustee shall not be liable for the acts or omissions of any successor Trustee after its succession.

         Notwithstanding replacement of the Trustee pursuant to this Section 9.8, the Company's obligations under Section 9.7 shall continue for the benefit of the retiring Trustee.

SECTION 9.9   Successor Trustee by Merger, Etc.

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the resulting, surviving or transferee corporation, without any further act, shall be the successor Trustee, provided such transferee corporation shall qualify and be eligible under Section 9.10. Such successor Trustee shall promptly mail notice of its succession to the Company and each Securityholder.

SECTION 9.10  Eligibility; Disqualification

         The Trustee shall always satisfy the requirements of paragraphs (1),
(2) and (5) of TIA Section 310(a). If at any time the Trustee shall cease to satisfy any such requirements, it shall resign immediately in the manner and with the effect specified in this Article 9. The Trustee shall be subject to the provisions of TIA Section 310(b). Nothing herein shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b).

SECTION 9.11  Preferential Collection of Claims Against Company

         The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                  ARTICLE 10.

                    SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 10.1  Satisfaction and Discharge of Indenture

         This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1)     either

                 (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section
         2.7 and (ii) Securities for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company as provided in
         Section 10.3) have been delivered to the Trustee for cancellation; or

                 (B) all such Securities not theretofore delivered to the Trustee for cancellation

                          (i)     have become due and payable, or

                          (ii) will become due and payable at their stated maturity within one year, or

                          (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the stated maturity or Redemption Date, as the case may be;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 9.7 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 10.2 and the last paragraph of Section 10.3 shall survive.


SECTION 10.2  Application of Trust Money

         Subject to the provisions of Section 10.3, the Trustee or the Paying Agent shall hold in trust, for the benefit of the Holders, all money deposited with it pursuant to Section 10.1, and shall apply the deposited money in accordance with this Indenture to the payment of the principal of and interest on the Securities. Money so held in trust shall not be subject to the subordination provisions of Article 5.

SECTION 10.3  Repayment to Company

         The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money (i) deposited with them pursuant to Section 10.1 and (ii) held by them at any time.

         The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after a right to such money has matured; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment, may at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Securityholders entitled to money must look to the Company for payment as general creditors unless otherwise prohibited by law.

SECTION 10.4  Reinstatement

         If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 10.2 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 10.1 until such time as the Trustee or the Paying Agent is permitted to apply all such money in accordance with Section 10.2; provided, however, that if the Company has made any payment of the principal of or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive any such payment from the money held by the Trustee or the Paying Agent.

                                  ARTICLE 11.

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 11.1  Without Consent of Holders

         The Company and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

         (a)     to comply with Sections 4.11 and 7.1;

         (b) to provide for uncertificated Securities in addition to or in place of certificated Securities;

         (c) to cure any ambiguity, defect or inconsistency, or to make any other change that does not adversely affect the rights of any Securityholder;

         (d)     to comply with the provisions of the TIA; or

         (e)     to appoint a successor Trustee.

SECTION 11.2  With Consent of Holders

         The Company and the Trustee may amend or supplement this Indenture or the Securities without notice to any Securityholder with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding. The Holders of at least a majority in principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities without notice to any Securityholder. Subject to Section 11.4, without the written consent of each Securityholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 8.4, may not:

                 (1) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver;

                 (2) reduce the rate of or change the time for payment of interest on any Security;

                 (3) reduce the principal of or premium on or change the fixed maturity of any Security or alter the redemption provisions with respect thereto in a manner adverse to the Holder thereof;

                 (4) alter the conversion provisions with respect to any Security in a manner adverse to the Holder thereof;

                 (5) waive a default in the payment of the principal of (including any premium) or interest on any Security;

                 (6) make any changes in Section 8.4 or in this Section 11.2, except to increase any percentage in principal amount of outstanding Securities required for any amendment, supplement or waiver;

                 (7) modify the provisions of Article 5 in a manner adverse to the Holders; or

                 (8) make any Security payable in money other than that in the Security.

         It shall not be necessary for the consent of the Holders under this
Section 11.2 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section 11.2 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

         An amendment under this Section 11.2 may not make any change that adversely affects the rights under Article 5 of any holder of an issue of Senior Secured Indebtedness unless the holders of that issue, pursuant to its terms, consent to the change.

SECTION 11.3  Compliance With Trust Indenture Act

         Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as in effect at the date of such amendment or supplement.

SECTION 11.4  Revocation and Effect of Consents

         Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

         After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses
(1) through (8) of Section 11.2. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

SECTION 11.5  Notation on or Exchange of Securities

         If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

SECTION 11.6  Trustee to Sign Amendments, etc.

         The Trustee shall sign any amendment or supplement authorized pursuant to this Article 11 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, in its sole discretion, but need not sign it. In signing or refusing to sign such amendment or supplement, the Trustee shall be entitled to receive and, subject to Section 9.1, shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment or supplement is authorized or permitted by this Indenture. The Company may not sign an amendment or supplement until the Board of Directors approves it.

                                  ARTICLE 12.

                                 MISCELLANEOUS

SECTION 12.1  Trust Indenture Act Controls

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the TIA through operation of Section 318(c) thereof, such imposed duties shall control.

SECTION 12.2  Notices

         Any notice, request or communication shall be given in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows:

         If to the Company:

         Equity Corporation International
         415 South First Street, Suite 210
         Lufkin, Texas 75901
         Attention:  Chief Financial Officer

         If to the Trustee:

         Bankers Trust Company
         Four Albany Street, 4th Floor
         New York, New York 10006
         Attention:  Corporate Trust and Agency Group - Corporate
                            Market Services

Such notices or communications shall be effective when received.

         The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Securityholder shall be mailed by first-class mail to it at its address shown on the register kept by the Registrar.

         Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication to a Securityholder is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 12.3  Communications by Holders With Other Holders

         Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA Section 312(c).

SECTION 12.4  Certificate and Opinion as to Conditions Precedent

         (a) Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee at the request of the Trustee:

                 (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent (including any covenants, compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with; and

                 (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent (including any covenants, compliance with which constitutes a condition precedent) have been complied with.

         (b) Each Officers' Certificate and Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                 (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                 (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

SECTION 12.5  Record Date for Vote or Consent of Securityholders

         The Company (or, in the event deposits have been made pursuant to Section 6.3 or 10.1, the Trustee) may set a record date for purposes of determining the identity of Securityholders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of ten days prior to the first solicitation of such vote or consent or the date of the most recent list of Securityholders furnished to the Trustee pursuant to Section 2.5 prior to such solicitation. Notwithstanding the provisions of Section 11.4, if a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

SECTION 12.6  Rules by Trustee, Paying Agent, Registrar and Conversion Agent

         The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules for its functions.

SECTION 12.7  Legal Holidays

         A "Legal Holiday" is a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York (or such other city and state where the Trustee's corporate trust operations are then located) are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 12.8  Governing Law

         This Indenture and the Securities shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

SECTION 12.9  No Adverse Interpretation of Other Agreements

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.10  No Recourse Against Others

         All liability described in paragraph 18 of the Securities of any director, officer, employee or shareholder, as such, of the Company is waived and released.

SECTION 12.11  Successors

         All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 12.12  Multiple Counterparts

         The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

SECTION 12.13  Separability

         In case any provisions in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 12.14  Table of Contents, Headings, etc.

         The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                                  ARTICLE 13.

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 13.1  Company's Option to Effect Defeasance or Covenant Defeasance

         The Company may at its option, at any time, elect to have either
Section 13.2 or Section 13.3 applied to the outstanding Securities upon compliance with the conditions set forth below in this Article 13.

SECTION 13.2  Defeasance and Discharge

         Upon the Company's exercise of the option provided in Section 13.1 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the outstanding Securities (other than those specified below) and the subordination provisions of Article 5 hereof shall cease to be effective, on and after the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 13.4 and as more fully set forth in such Section, payments in respect of the principal of and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 2.3, 2.4, 2.5, 2.6, 2.7, 2.11 and 2.12, Article 3 and Article 4, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article 13. Subject to compliance with this Article 13, the Company may exercise its option under this
Section 13.2 notwithstanding the prior exercise of its option under Section
13.3

SECTION 13.3 Covenant Defeasance

         Upon the Company's exercise of the option provided in Section 13.1 applicable to this Section, (i) the Company shall be released from its obligations under Section 6.4, (ii) the occurrence of an event specified in
Section 8.1(3) (with respect to Section 6.4) and 8.1(4) shall not be deemed to be an Event of Default and (iii) the provisions of Article 5 hereof shall cease to be effective on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance").

For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 13.4 Conditions to Defeasance or Covenant Defeasance

         The following shall be the conditions to application of either Section
13.2 or Section 13.3 to the then outstanding Securities:

                 (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 9.10 who shall agree to comply with the provisions of this Article 13 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of and each installment of interest on the Securities on the stated maturity of such principal or installment of interest in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof.

                 (2) In the case of an election under Section 13.2, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstanding Securities will not recognize gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

                 (3) In the case of an election under Section 13.3, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities will not recognize gain or loss for federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

                 (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

                 (5) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in TIA
         Section 310(b) with respect to any securities of the Company.

                 (6) At the time of such deposit: (A) no default in the payment of all or a portion of principal of (or premium, if any) or interest on or other obligations in respect of any Senior Secured Indebtedness shall have occurred and be continuing, and no event of default with respect to any Senior Secured Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Secured Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable and (B) no other event with respect to any Senior Secured Indebtedness shall have occurred and be continuing permitting (after notice or the lapse of time, or both) the holders of such Senior Secured Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Secured Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, or, in the case of either clause (A) or clause (B) above, each such default or event of default shall have been cured or waived or shall have ceased to exist.

                 (7) No Event of Default or Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 8.1(5) and (6) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                 (8) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                 (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 13.2 or the covenant defeasance under Section 13.3 (as the case may be) have been complied with.

                 (1)) The Company shall have delivered to the Trustee an Opinion of Counsel stating that such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

SECTION 13.5  Deposited Money and U.S. Government Obligations to be Held in
               Trust; Other Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee - - collectively, for the purposes of this Section 13.5, the "Trustee") pursuant to Section 13.4 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in request of principal and interest. Money so held in trust shall not be subject to the provisions of Article 5.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 13.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

         Anything in this Article 13 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon its request any money or U.S. Government Obligations held by it as provided in Section 13.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION 13.6  Reinstatement

         If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 13.5 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 13 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 13.5; provided, however, that if the Company makes any payment of principal of or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the 25th day of February, 1998.

                                             EQUITY CORPORATION INTERNATIONAL


                                             By:
                                                -------------------------------
                                             Name:
                                             Title:



                                             BANKERS TRUST COMPANY, AS TRUSTEE


                                             By:
                                                -------------------------------
                                             Name:
                                             Title:

                                  EXHIBIT A-1

                           [FORM OF FACE OF SECURITY]

              4 1/2% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2004


         [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE 2 OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]1/

         THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. UNLESS THE SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, A HOLDER OF THIS SECURITY WILL BE ABLE TO EXERCISE THE CONVERSION RIGHT ONLY IF THE HOLDER CERTIFIES THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" OR AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED BELOW.




-------------------------

1/    These paragraphs should be included only if the Security is a global
Security.

         THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR
(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (E) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C), (E) OR (F) TO REQUIRE THE DELIVERY TO EACH OF THEM OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THE LEGEND IN THIS AND THE PRECEDING PARAGRAPH WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.





                                     A-1-2

                        EQUITY CORPORATION INTERNATIONAL
                             INCORPORATED UNDER THE
                         LAWS OF THE STATE OF DELAWARE
CUSIP: _____                                                             R-_____

              4 1/2% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2004

         Equity Corporation International promises to pay to ___________, or registered assigns, the principal sum of ______________ Dollars on December 31, 2004 or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities on the other side of this Debenture]2/.

Interest Payment Dates:                                  June 30 and December 31
Record Dates:                                            June 15 and December 15

         This Debenture is convertible as specified on the other side of this Debenture. Additional provisions of this Debenture are set forth on the other side of this Debenture.

         In Witness Whereof, Equity Corporation International has caused this instrument to be duly executed under its corporate seal.

                                             EQUITY CORPORATION INTERNATIONAL


                                             By:
                                                -------------------------------
                                             Title:

[SEAL]

Attest:

-------------------------------
Secretary

Dated:

Trustee's Certificate of Authentication:
This is one of the Securities referred to in the within-mentioned Indenture.

BANKERS TRUST COMPANY,
as Trustee

By:
   ------------------------------
   Authorized Signatory


------------------------
2/  This phrase should be included only if the Security is a global Security.

                                     A-1-3

                       [FORM OF REVERSE SIDE OF SECURITY]

                        EQUITY CORPORATION INTERNATIONAL

              4 1/2% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2004

1.       Interest

         Equity Corporation International, a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Debenture at the rate per annum shown above. The Company shall pay interest semiannually on June 30 and December 31 of each year, commencing June 30, 1998. Interest on the Debentures shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of first issuance of the Debentures under the Indenture (as defined below); provided, however, that if there is not an existing default in the payment of interest, and if this Debenture is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.       Method of Payment

         The Company shall pay interest on this Debenture (except defaulted interest) to the person who is the Holder of this Debenture at the close of business on the June 15th or December 15th next preceding the related interest payment date. The Holder must surrender this Debenture to the Paying Agent to collect payment of principal. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may, however, pay principal and interest in respect of any Certificated Security by its check or wire payable in such money. It may mail an interest check to the Holder's registered address.

3.       Paying Agent, Registrar and Conversion Agent

         Initially, Bankers Trust Company (the "Trustee") will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar or Conversion Agent without notice to the Holder. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or Conversion Agent.

4.       Indenture, Limitations

         This Debenture is one of a duly authorized issue of Debentures of the Company designated as its 4 1/2% Convertible Subordinated Debentures due 2004 (the "Debentures"), issued under an Indenture dated as of February 25, 1998 (the "Indenture"), between the Company and the Trustee. The terms of this Debenture include those stated in the Indenture and those required by or made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, and as in effect on the





                                     A-1-4
date of the Indenture. This Debenture is subject to all such terms, and the Holder of this Debenture is referred to the Indenture and said Act for a statement of them.

         The Debentures are subordinated unsecured obligations of the Company limited to up to $125,000,000 aggregate principal amount, subject to Section
2.2 of the Indenture. The Indenture does not limit other debt of the Company, secured or unsecured, including Senior Secured Indebtedness.

5.       Optional Redemption

         The Debentures are subject to redemption, at any time on or after February 26, 2001, as a whole or in part, at the election of the Company. The Redemption Prices (expressed as percentages of the principal amount) beginning February 26 of the years indicated are as follows:

                                                                   Redemption
                  Year                                               Price
                  ----                                             ----------
                   2001                                              102.53%
                   2002                                              101.88%
                   2003                                              101.22%
                   2004                                              100.56%

in each case together with accrued interest up to but not including the Redemption Date.

6.       Notice of Redemption

         Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Debentures to be redeemed at its registered address. Debentures in denominations larger than $1,000 may be redeemed in part, but only in whole multiples of $1,000. On and after the Redemption Date, subject to the deposit with the Paying Agent of funds sufficient to pay the Redemption Price, interest ceases to accrue on Debentures or portions of them called for redemption.

7.       Purchase of Debentures at Option of Holder Upon a Change in Control

         At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase all or any part specified by the Holder (so long as the principal amount of such part is $1,000 or an integral multiple thereof) of the Debentures held by such Holder on the date that is 50 Business Days after a Change in Control, at a purchase price equal to 100% of the principal amount thereof together with accrued interest up to but not including the Change in Control Purchase Date. The Holder shall have the right to withdraw any Change in Control Purchase Notice by delivering a written notice of withdrawal to the Paying Agent in accordance with the terms of the Indenture.





                                     A-1-5

8.       Conversion

         A Holder of a Debenture may convert such Debenture into shares of Common Stock of the Company at any time prior to maturity; provided, however, that if the Debenture is called for redemption, the conversion right will terminate at the close of business on the Business Day immediately preceding the redemption date for such Debenture (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Debenture is redeemed); provided, further, that if the Holder of a Debenture presents such Debenture for redemption prior to the close of business on the Business Day immediately preceding the redemption date for such Debenture, the right of conversion shall terminate upon presentation of the Debenture to the Trustee (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate on the close of business on the date such default is cured and such Debenture is redeemed). The initial Conversion Price is $27.09 per share, subject to adjustment under certain circumstances. The number of shares issuable upon conversion of a Debenture is determined by dividing the principal amount converted by the Conversion Price in effect on the Conversion Date. No payment or adjustment will be made for accrued interest on a converted Debenture, except as described in the next succeeding paragraph, or for dividends or distributions on shares of Common Stock issued upon conversion of a Debenture. No fractional shares will be issued upon conversion; in lieu thereof, an amount will be paid in cash based upon the closing sale price of the Common Stock on the last Trading Day prior to the Conversion Date.

         To convert a Debenture, a Holder must (a) complete and manually sign the conversion notice set forth below and deliver such notice to the Conversion Agent, (b) surrender the Debenture to the Conversion Agent, (c) furnish appropriate endorsements or transfer documents if required by the Registrar or the Conversion Agent, and (d) pay any transfer or similar tax, if required. Interest accrued through and including February 24, 2001 shall be paid on any Debenture called for redemption and surrendered for conversion before the close of business on June 15, 2001. If a Holder surrenders a Debenture for conversion after the close of business on the record date for the payment of an installment of interest and before the close of business on the related interest payment date then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid to the Holder of such Debenture on such record date. In such event, unless the Debenture has been called for redemption the Debenture must be accompanied by payment of an amount equal to the interest payable on such interest payment date on the principal amount of the Debenture or portion thereof then converted. A Holder may convert a portion of a Debenture equal to $1,000 or any integral multiple thereof.

         A Debenture in respect of which a Holder had delivered a Change in Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Debenture may be converted only if the Change in Control Purchase Notice is withdrawn as provided above and in accordance with the terms of the Indenture.





                                     A-1-6

9.       Conversion Arrangement on Call for Redemption

         Any Securities called for redemption, unless surrendered for conversion before the close of business on the Business Day immediately preceding the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, together with accrued interest, if any, to, but not including, the Redemption Date, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them into Common Stock of the Company and to make payment for such Securities to the Paying Agent in Trust for such Holders.

10.      Subordination

         The indebtedness evidenced by the Debentures is, to the extent and in the manner provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Secured Indebtedness of the Company. Any Holder by accepting this Debenture agrees to and shall be bound by such subordination provisions and authorizes the Trustee to give them effect.

         In addition to all other rights of Senior Secured Indebtedness described in the Indenture, the Senior Secured Indebtedness shall continue to be Senior Secured Indebtedness and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any terms of any instrument relating to the Senior Secured Indebtedness or any extension or renewal of the Senior Secured Indebtedness.

11.      Denominations, Transfer, Exchange

         The Debentures are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of or exchange Debentures in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges that may be imposed by law or permitted by the Indenture.

12.      Persons Deemed Owners

         The Holder of a Debenture may be treated as the owner of it for all purposes.

13.      Unclaimed Money

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to money must look to the Company for payment.





                                     A-1-7

14.      Amendment, Supplement and Waiver

         Subject to certain exceptions, the Indenture or the Debentures may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Debentures then outstanding and any past default or compliance with any provision may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the Debentures then outstanding. Without the consent of or notice to any Holder, the Company and the Trustee may amend or supplement the Indenture or the Debentures to, among other things, provide for uncertificated Debentures in addition to or in place of certificated Debentures, or to cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Holder.

15.      Successor Corporation

         When a successor corporation assumes all the obligations of its predecessor under the Debentures and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor corporation will be released from those obligations.

16.      Defaults and Remedies

         An Event of Default is: default for 30 days in payment of interest on the Debentures; default in payment of principal on the Debentures when due; failure by the Company for 60 days after notice to it to comply with any of its other agreements contained in the Indenture or the Debentures; certain events of bankruptcy, insolvency or reorganization of the Company; and the acceleration of certain other indebtedness. If an Event of Default (other than as a result of certain events of bankruptcy, insolvency or reorganization) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Debentures then outstanding may declare all unpaid principal of and accrued interest to the date of acceleration on the Debentures then outstanding to be due and payable immediately, all as and to the extent provided in the Indenture. If an Event of Default occurs as a result of certain events of bankruptcy, insolvency or reorganization, unpaid principal of and accrued interest on the Debentures then outstanding shall become due and payable immediately without any declaration or other act on the part of the Trustee or any Holder, all as and to the extent provided in the Indenture. Holders may not enforce the Indenture or the Debentures except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Debentures. Subject to certain limitations, Holders of a majority in principal amount of the Debentures then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of default.





                                     A-1-8

17.      Trustee Dealings With the Company

         Bankers Trust Company, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or an Affiliate of the Company, and may otherwise deal with the Company or an Affiliate of the Company, as if it were not the Trustee.

18.      No Recourse Against Others

         A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Debentures or the Indenture nor for any claim based on, in respect of or by reason of such obligations or their creation. The Holder of this Debenture by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Debenture.

19.      Discharge Prior to Maturity

         If the Company deposits with the Trustee or the Paying Agent money or U.S. Government Obligations sufficient to pay the principal of and interest on the Debentures to maturity, the Company will be discharged from the Indenture except for certain sections thereof.

20.      Authentication

         This Debenture shall not be valid until the Trustee or an authenticating agent signs the certificate of authentication on the other side of this Debenture.

21.      Abbreviations and Definitions

         Customary abbreviations may be used in the name of the Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

         All capitalized terms used in this Debenture and not specifically defined herein are defined in the Indenture and are used herein as so defined.

22.      Indenture to Control

         In the case of any conflict between the provisions of this Debenture and the Indenture, the provisions of the Indenture shall control.





                                     A-1-9

         The Company will furnish to any Holder, upon written request and without charge, a copy of the Indenture. Requests may be made to: Equity Corporation International, 415 South First Street, Suite 210, Lufkin, Texas 75901, Attention: Chief Financial Officer.





                                     A-1-10

                                ASSIGNMENT FORM


To assign this Debenture, fill in the form below:

I or we assign and transfer this Debenture to

----------------------------------------------------------
(Insert assignee's soc. sec. or tax I.D. no.)


------------------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------
(Print or type assignee's name, address and zip code)

and irrevocably appoint

------------------------------------------------
agent to transfer this Debenture on the books of the Company. The Agent may substitute another to act for him or her.

Date:
     -------------------------------------------
Your signature:
                --------------------------------
                    (Sign exactly as your name
                    appears on the other side of
                    this Debenture)

------------------------------------------------
(Sign exactly as your name appears on the other side of this Debenture)

***/Signature guaranteed by:
                            --------------------

By:
   ---------------------------------------------




------------------------

     *** The signature must be guaranteed by a bank, a trust company or a member firm of the New York Stock Exchange.

                                     A-1-11

                               CONVERSION NOTICE

To convert this Debenture into Common Stock of the Company, check the box:

[  ]

To convert only part of this Debenture, state the amount to be converted:

$_____________________

If you want the stock certificate made out in another person's name, fill in the form below:


--------------------------------------------------
(Insert other person's soc. sec. or tax I.D. no.)

--------------------------------------------------

--------------------------------------------------

--------------------------------------------------

--------------------------------------------------
(Print or type assignee's name, address and zip code)

Date:
     ---------------------------------------------
Your signature:
               -----------------------------------
(Sign exactly as your name appears on the other side of this Debenture)


--------------------------------------------------
(Sign exactly as your name appears on the other side of this Debenture)

*/Signature guaranteed by:
                          ------------------------

By:
   -----------------------------------------------





-------------------------------

     * The signature must be guaranteed by a bank, a trust company or a member firm of the New York Stock Exchange.

                                     A-1-12

                    SCHEDULE OF EXCHANGES OF SECURITIES




                       Amount of decrease    Amount of increase      Principal Amount of        Signature of
                          in Principal          in Principal        this global Security         Authorized
                         Amount of this        Amount of this          following such           Signatory of
 Date of  ransaction   global Security        global Security       decrease (or increase)    Securities Custodian
 -------- ----------   ---------------        ---------------       ----------------------    --------------------



-----------------------------
3/  This schedule should be included only if the Security is a global Security.



                                     A-1-13

                                  EXHIBIT A-2

                         [FORM OF FACE OF REGULATION S
                           TEMPORARY GLOBAL SECURITY]

              4 1/2% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2004


         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

         THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. UNLESS THE SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, A HOLDER OF THIS SECURITY WILL BE ABLE TO EXERCISE THE CONVERSION RIGHT ONLY IF THE HOLDER CERTIFIES THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" OR AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED BELOW.

         THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE

"RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY ) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR
(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (E) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C), (E) OR (F) TO REQUIRE THE DELIVERY TO EACH OF THEM OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THE LEGEND IN THIS AND THE PRECEDING PARAGRAPH WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR REGULATION S PERMANENT GLOBAL SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

         NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.





                                     A-2-2

                        EQUITY CORPORATION INTERNATIONAL
                             INCORPORATED UNDER THE
                         LAWS OF THE STATE OF DELAWARE

CUSIP:_____                                                             R-_____

              4 1/2% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2004

         Equity Corporation International promises to pay to ___________, or registered assigns, the principal sum of ______________ Dollars on December 31, 2004 or such greater or lesser amount as indicated on the Schedule of Exchanges of Securities on the other side of this Debenture

Interest Payment Dates:                                  June 30 and December 31
Record Dates:                                            June 15 and December 15

         This Debenture is convertible as specified on the other side of this Debenture. Additional provisions of this Debenture are set forth on the other side of this Debenture.





                                     A-2-3

         IN WITNESS WHEREOF, Equity Corporation International has caused this instrument to be duly executed under its corporate seal.

                                            EQUITY CORPORATION INTERNATIONAL


                                            By:
                                               --------------------------------
                                            Title:
[SEAL]



Attest:

By:
   ------------------------------
       Secretary

Dated:

Trustee's Certificate of Authentication:

This is one of the Securities referred to in the within-mentioned Indenture.

BANKERS TRUST COMPANY,
as Trustee


By:
   -----------------------------------
   Authorized Signatory





                                     A-2-4

                       [FORM OF REVERSE SIDE OF SECURITY]

                        EQUITY CORPORATION INTERNATIONAL

              4 1/2% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2004

         This Regulation S Temporary Global Security is issued in respect of an offering of $___________ 4 1/2% Convertible Subordinated Debentures due 2004 (the "Debentures") of Equity Corporation International, a Delaware corporation (the "Company"), pursuant to an Indenture (the "Indenture") dated as of February 25, 1998, between the Company and Bankers Trust Company, as trustee (the "Trustee"), and is governed by the terms and conditions of the Indenture, which terms and conditions are incorporated herein by reference and, except as otherwise provided herein, shall be binding on the Company and the Holder hereof as if fully set forth herein. Unless the context otherwise requires, the terms used herein shall have the meanings specified in the Indenture.

         This Regulation S Temporary Global Security is exchangeable in whole or in part for one or more Regulation S Permanent Global Securities only (i) on or after the termination of the 40-day restricted period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 2 of the Indenture.
Upon exchange of all interests in this Regulation S Temporary Global Security for one or more Regulation S Permanent Global Securities, the Trustee shall cancel this Regulation S Temporary Global Security.

         This Regulation S Temporary Global Security shall not become valid or obligatory until the certificate of authentication hereon shall have been duly manually signed on behalf of the Trustee in accordance with the Indenture.
This Regulation S Temporary Global Security shall be governed by and construed and enforced in accordance with the laws of the State of New York. All references to "$," "Dollars," "dollars" or "U.S.$" are to such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts therein.

1.       Interest

         The Company promises to pay interest on the principal amount of this Debenture at the rate per annum shown above. The Company shall pay interest semiannually on June 30 and December 31 of each year, commencing June 30, 1998. Interest on the Debentures shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of first issuance of the Debentures under the Indenture (as defined below); provided, however, that if there is not an existing default in the payment of interest, and if this Debenture is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.





                                     A-2-5

2.       Method of Payment

         The Company shall pay interest on this Debenture (except defaulted interest) to the person who is the Holder of this Debenture at the close of business on the June 15th or December 15th next preceding the related interest payment date. The Holder must surrender this Debenture to the Paying Agent to collect payment of principal. The Company will pay principal and interest by wire in money of the United States that at the time of payment is legal tender for payment of public and private debts.

3.       Paying Agent, Registrar and Conversion Agent

         Initially, Bankers Trust Company (the "Trustee") will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar or Conversion Agent without notice to the Holder. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or Conversion Agent.

4.       Indenture, Limitations

         The terms of this Debenture include those stated in the Indenture and those required by or made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, and as in effect on the date of the Indenture. This Debenture is subject to all such terms, and the Holder of this Debenture is referred to the Indenture and said Act for a statement of them.

         The Debentures are subordinated unsecured obligations of the Company limited to up to $125,000,000 aggregate principal amount, subject to Section
2.2 of the Indenture. The Indenture does not limit other debt of the Company, secured or unsecured, including Senior Secured Indebtedness.

5.       Optional Redemption

         The Debentures are subject to redemption, at any time on or after February 26, 2001, as a whole or in part, at the election of the Company. The Redemption Prices (expressed as percentages of the principal amount) beginning February 26 of the years indicated are as follows:

                                                                   Redemption
               Year                                                   Price
               ----                                                -----------
               2001                                                  102.53%
               2002                                                  101.88%
               2003                                                  101.22%
               2004                                                  100.56%

in each case together with accrued interest up to but not including the Redemption Date.





                                     A-2-6

6.       Notice of Redemption

         Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Debentures to be redeemed at its registered address. Debentures in denominations larger than $1,000 may be redeemed in part, but only in whole multiples of $1,000. On and after the Redemption Date, subject to the deposit with the Paying Agent of funds sufficient to pay the Redemption Price, interest ceases to accrue on Debentures or portions of them called for redemption.

7.       Purchase of Debentures at Option of Holder Upon a Change in Control

         At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase all or any part specified by the Holder (so long as the principal amount of such part is $1,000 or an integral multiple thereof) of the Debentures held by such Holder on the date that is 50 Business Days after a Change in Control, at a purchase price equal to 100% of the principal amount thereof together with accrued interest up to but not including the Change in Control Purchase Date. The Holder shall have the right to withdraw any Change in Control Purchase Notice by delivering a written notice of withdrawal to the Paying Agent in accordance with the terms of the Indenture.

8.       Conversion

         A Holder of a Debenture may convert such Debenture into shares of Common Stock of the Company at any time prior to maturity; provided, however, that if the Debenture is called for redemption, the conversion right will terminate at the close of business on the Business Day immediately preceding the redemption date for such Debenture (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Debenture is redeemed); provided, further, that if the Holder of a Debenture presents such Debenture for redemption prior to the close of business on the Business Day immediately preceding the redemption date for such Debenture, the right of conversion shall terminate upon presentation of the Debenture to the Trustee (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate on the close of business on the date such default is cured and such Debenture is redeemed). The initial Conversion Price is $27.09 per share, subject to adjustment under certain circumstances. The number of shares issuable upon conversion of a Debenture is determined by dividing the principal amount converted by the Conversion Price in effect on the Conversion Date. No payment or adjustment will be made for accrued interest on a converted Debenture, except as described in the next succeeding paragraph, or for dividends or distributions on shares of Common Stock issued upon conversion of a Debenture. No fractional shares will be issued upon conversion; in lieu thereof, an amount will be paid in cash based upon the closing sale price of the Common Stock on the last Trading Day prior to the Conversion Date.





                                     A-2-7

         To convert a Debenture, a Holder must (a) complete and manually sign the conversion notice set forth below and deliver such notice to the Conversion Agent, (b) surrender the Debenture to the Conversion Agent, (c) furnish appropriate endorsements or transfer documents if required by the Registrar or the Conversion Agent, and (d) pay any transfer or similar tax, if required. Interest accrued through and including February 24, 2001 shall be paid on any Debenture called for redemption and surrendered for conversion before the close of business on June 15, 2001. If a Holder surrenders a Debenture for conversion after the close of business on the record date for the payment of an installment of interest and before the close of business on the related interest payment date then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid to the Holder of such Debenture on such record date. In such event, unless the Debenture has been called for redemption the Debenture must be accompanied by payment of an amount equal to the interest payable on such interest payment date on the principal amount of the Debenture or portion thereof then converted. A Holder may convert a portion of a Debenture equal to $1,000 or any integral multiple thereof.

         A Debenture in respect of which a Holder had delivered a Change in Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Debenture may be converted only if the Change in Control Purchase Notice is withdrawn as provided above and in accordance with the terms of the Indenture.

9.       Conversion Arrangement on Call for Redemption

         Any Securities called for redemption, unless surrendered for conversion before the close of business on the Business Day immediately preceding the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, together with accrued interest, if any, to, but not including, the Redemption Date, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them into Common Stock of the Company and to make payment for such Securities to the Paying Agent in Trust for such Holders.

10.      Subordination

         The indebtedness evidenced by the Debentures is, to the extent and in the manner provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Secured Indebtedness of the Company. Any Holder by accepting this Debenture agrees to and shall be bound by such subordination provisions and authorizes the Trustee to give them effect.

         In addition to all other rights of Senior Secured Indebtedness described in the Indenture, the Senior Secured Indebtedness shall continue to be Senior Secured Indebtedness and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any terms of any instrument relating to the Senior Secured Indebtedness or any extension or renewal of the Senior Secured Indebtedness.





                                     A-2-8

11.      Denominations, Transfer, Exchange

         The Debentures are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of or exchange Debentures in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges that may be imposed by law or permitted by the Indenture.

12.      Persons Deemed Owners

 The Holder of a Debenture may be treated as the owner of it for all purposes.

13.      Unclaimed Money

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to money must look to the Company for payment.

14.      Amendment, Supplement and Waiver

         Subject to certain exceptions, the Indenture or the Debentures may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Debentures then outstanding and any past default or compliance with any provision may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the Debentures then outstanding. Without the consent of or notice to any Holder, the Company and the Trustee may amend or supplement the Indenture or the Debentures to, among other things, provide for uncertificated Debentures in addition to or in place of certificated Debentures, or to cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Holder.

15.      Successor Corporation

         When a successor corporation assumes all the obligations of its predecessor under the Debentures and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor corporation will be released from those obligations.

16.      Defaults and Remedies

         An Event of Default is: default for 30 days in payment of interest on the Debentures; default in payment of principal on the Debentures when due; failure by the Company for 60 days after notice to it to comply with any of its other agreements contained in the Indenture or the Debentures; certain events of bankruptcy, insolvency or reorganization of the Company; and the acceleration of certain other indebtedness. If an Event of Default (other than as a result of certain events of bankruptcy,





                                     A-2-9
insolvency or reorganization) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Debentures then outstanding may declare all unpaid principal of and accrued interest to the date of acceleration on the Debentures then outstanding to be due and payable immediately, all as and to the extent provided in the Indenture. If an Event of Default occurs as a result of certain events of bankruptcy, insolvency or reorganization, unpaid principal of and accrued interest on the Debentures then outstanding shall become due and payable immediately without any declaration or other act on the part of the Trustee or any Holder, all as and to the extent provided in the Indenture. Holders may not enforce the Indenture or the Debentures except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Debentures. Subject to certain limitations, Holders of a majority in principal amount of the Debentures then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of default.

17.      Trustee Dealings With the Company

         Bankers Trust Company, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or an Affiliate of the Company, and may otherwise deal with the Company or an Affiliate of the Company, as if it were not the Trustee.

18.      No Recourse Against Others

         A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Debentures or the Indenture nor for any claim based on, in respect of or by reason of such obligations or their creation. The Holder of this Debenture by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Debenture.

19.      Discharge Prior to Maturity

         If the Company deposits with the Trustee or the Paying Agent money or U.S. Government Obligations sufficient to pay the principal of and interest on the Debentures to maturity, the Company will be discharged from the Indenture except for certain sections thereof.

20.      Authentication

         This Debenture shall not be valid until the Trustee or an authenticating agent signs the certificate of authentication on the other side of this Debenture.





                                     A-2-10

21.      Abbreviations and Definitions

         Customary abbreviations may be used in the name of the Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

         All capitalized terms used in this Debenture and not specifically defined herein are defined in the Indenture and are used herein as so defined.

22.      Indenture to Control

         In the case of any conflict between the provisions of this Debenture and the Indenture, the provisions of the Indenture shall control.

         The Company will furnish to any Holder, upon written request and without charge, a copy of the Indenture. Requests may be made to: Equity Corporation International, 415 South First Street, Suite 210, Lufkin, Texas 75901, Attention: Chief Financial Officer.





                                     A-2-11

                                ASSIGNMENT FORM


To assign this Debenture, fill in the form below:

I or we assign and transfer this Debenture to


(Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------

--------------------------------------------------

--------------------------------------------------

--------------------------------------------------
(Print or type assignee's name, address and zip code)

and irrevocably appoint

--------------------------------------------------
agent to transfer this Debenture on the books of the Company. The Agent may substitute another to act for him or her.

Date:
     ---------------------------------------------

Your signature:
               -----------------------------------
                    (Sign exactly as your name
                    appears on the other side of
                    this Debenture)


--------------------------------------------------
(Sign exactly as your name appears on the other side of this Debenture)

*/Signature guaranteed by:
                          ------------------------

By:
   -----------------------------------------------





-------------------------
*/ The signature must be guaranteed by a bank, a trust company or a member firm of the New York Stock Exchange.

                                     A-2-12

                               CONVERSION NOTICE


TO CONVERT THIS DEBENTURE INTO COMMON STOCK OF THE COMPANY, CHECK THE BOX:

[  ]

To convert only part of this Debenture, state the amount to be converted:

$_______________________________

IF YOU WANT THE STOCK CERTIFICATE MADE OUT IN ANOTHER PERSON'S NAME, FILL IN THE FORM BELOW:


-----------------------------------------------------
(Insert other person's soc. sec. or tax I.D. no.)

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------
(Print or type assignee's name, address and zip code)

Date:
     ------------------------------------------------
Your signature:
                -------------------------------------
(Sign exactly as your name appears
on the other side of this Debenture)



-----------------------------------------------------
other side of this Debenture)

*/Signature guaranteed by:
                          ---------------------------

By:
   --------------------------------------------------





-----------------------

     * The signature must be guaranteed by a bank, a trust company or a member firm of the New York Stock Exchange.

                                     A-2-13

                      SCHEDULE OF EXCHANGES OF SECURITIES


         The following exchanges, redemptions, repurchases or conversions of a part of this Regulation S Temporary Global Security for other global Securities have been made:


                       Amount of decrease    Amount of increase      Principal Amount of           Signature of
                          in Principal          in Principal         this global Security           Authorized
                         Amount of this        Amount of this          following such              Signatory of
 Date of Transaction    global Security        global Security      decrease (or increase)     Securities Custodian
 -------------------    ---------------        ---------------      ----------------------     --------------------





                                     A-2-14

                                  EXHIBIT B-1

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
        FROM RESTRICTED GLOBAL SECURITY TO REGULATION S GLOBAL SECURITY
               (PURSUANT TO SECTION 2.12(A)(I) OF THE INDENTURE)



Bankers Trust Company
Four Albany Street, 4th Floor
New York, New York 10006
Attention: Corporate Trust and Agency Group - Corporate Market Services



     Re: $___________ 4 1/2% Convertible Subordinated Debentures due 2004 of Equity Corporation International



     Reference is hereby made to the Indenture, dated as of February 25, 1998 (the "Indenture"), between Equity Corporation International (the "Company") and Bankers Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to $ ____________ principal amount of Securities which are evidenced by one or more Restricted Global Securities (CUSIP No. _____________) and held with the Depositary in the name of the undersigned (the "Transferor") or its nominee. The Transferor has requested a transfer of such beneficial interest in the Securities to a person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Regulation S Global Securities (CUSIP No. ___).

     In connection with such request and in respect of such Securities, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the global Securities and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

     (1) The offer of the Securities was not made to a person in the United States;

     (2)     either:





                                     B-1-1

             (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

             (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

     (3) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S under the Securities Act;

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

     (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary.

     Upon giving effect to this request to exchange a beneficial interest in a Restricted Global Security for a beneficial interest in a Regulation S Global Security, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Regulation S Global Securities pursuant to the Indenture and the Securities Act and, if such transfer occurs prior to the end of the 40-day restricted period associated with the initial offering of Securities, the additional restrictions applicable to transfers of interest in the Regulation S Temporary Global Security.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and ABN AMRO Incorporated, the initial purchasers of such Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                                               --------------------------------
                                               [Insert Name of Transferor]

                                               By:
                                                  -----------------------------
                                               Name:
                                               Title:
Dated:
       --------------------

cc:  Equity Corporation International






                                     B-1-2

                                  EXHIBIT B-2

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
        FROM REGULATION S GLOBAL SECURITY TO RESTRICTED GLOBAL SECURITY
               (PURSUANT TO SECTION 2.12(A)(II) OF THE INDENTURE)



Bankers Trust Company
Four Albany Street, 4th Floor
New York, New York 10006
Attention:   Corporate Trust and Agency Group - Corporate Market Services

     Re: $___________ 4 1/2% Convertible Subordinated Debentures due 2004 of Equity Corporation International

     Reference is hereby made to the Indenture, dated as of February 25, 1998 (the Indenture), between Equity Corporation International (the "Company") and Bankers Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to $ _____________ principal amount of Securities which are evidenced by one or more Regulation S Global Securities (CUSIP No. ___________) and held with the Depositary in the name of the undersigned (the "Transferor") or its nominee. The Transferor has requested a transfer of such beneficial interest in the Securities to a person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Restricted Global Securities (CUSIP No. __________).

     In connection with such request and in respect of such Securities, the Transferor hereby certifies that:

                                  [CHECK ONE]

[ ] such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A; or

[ ] such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

[ ] such transfer is being effected pursuant to an effective registration statement under the Securities Act; or

[ ] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Securities are being transferred in compliance with the transfer restrictions applicable to the global Securities and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Trustee to the effect that such transfer is in compliance with the Securities Act;

and such Securities are being transferred in compliance with any applicable Blue Sky or securities laws of any state of the United States.

     Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Securities for a beneficial interest in Restricted Global Securities, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Restricted Global Securities pursuant to the Indenture and the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and ABN AMRO Incorporated, the initial purchasers of such Securities being transferred.


                                               --------------------------------
                                               [Insert Name of Transferor]

                                               By:
                                                  -----------------------------
                                               Name:
                                               Title:

Dated:
      -------------------------------

cc:  Equity Corporation International






                                     B-2-2

                                  EXHIBIT B-3

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                           OF CERTIFICATED SECURITIES
                 (PURSUANT TO SECTION 2.12(B) OF THE INDENTURE)



Bankers Trust Company
Four Albany Street, 4th Floor
New York, New York 10006
Attention:   Corporate Trust Agency Group - Corporate Market Services

     Re: $___________ 4 1/2% Convertible Subordinated Debentures due 2004 of Equity Corporation International

     Reference is hereby made to the Indenture, dated as of February 25, 1998 (the "Indenture"), between Equity Corporation International (the "Company") and Bankers Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to $___________ principal amount of Securities which are evidenced by one or more Certificated Securities (CUSIP No. _____) registered in the name of the undersigned (the "Transferor") or its nominee. The Transferor has requested a transfer of such Certificated Securities to a person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Certificated Securities registered in the name of such person or its nominee.

     In connection with such request and in respect of the Securities surrendered to the Trustee herewith for exchange or registration of transfer (the "Surrendered Securities"), the Holder of such Surrendered Securities hereby certifies that:

                                  [CHECK ONE]

[ ] the Surrendered Securities are being acquired for the Transferor's own account, without transfer; or

[ ]  the Surrendered Securities are being transferred to the Company; or

[ ] the Surrendered Securities are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Surrendered Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;


[ ] the Surrendered Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act; or

[ ] the Surrendered Securities are being transferred pursuant to an effective registration statement under the Securities Act; or

[ ] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Securities are being transferred in compliance with the transfer restrictions applicable to the Certificated Securities and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Trustee, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Securities are being transferred in compliance with any applicable Blue Sky or securities laws of any state of the United States.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and ABN AMRO Incorporated, the initial purchasers of such Securities being transferred.


                                           ------------------------------------
                                           [Insert Name of Transferor]


                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:

Dated:
       ---------------------------------

cc:  Equity Corporation International






                                     B-3-2

                                  EXHIBIT B-4

                      FORM OF CERTIFICATE FOR EXCHANGE OR
                    REGISTRATION OF TRANSFER FROM RESTRICTED
                   GLOBAL SECURITY OR REGULATION S PERMANENT
                    GLOBAL SECURITY TO CERTIFICATED SECURITY
                 (PURSUANT TO SECTION 2.12(C) OF THE INDENTURE)



Bankers Trust Company
Four Albany Street, 4th Floor
New York, New York 10006
Attention:   Corporate Trust and Agency Group - Corporate Market Service

     Re: $___________ 4 1/2% Convertible Subordinated Debentures due 2004 of Equity Corporation International

     Reference is hereby made to the Indenture, dated as of February 25, 1998 (the "Indenture"), between Equity Corporation International (the "Company") and Bankers Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to $______________ principal amount of Securities which are evidenced by one or more Restricted Global Securities (CUSIP No. ______) or Regulation S Permanent Global Securities (CUSIP No._____) and held with the Depositary in the name of the undersigned (the "Transferor") or its nominee. The Transferor has requested a transfer of such beneficial interest in the Securities to a person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Certificated Securities (CUSIP No._____ ).

     In connection with such request and in respect of the Securities surrendered to the Trustee herewith for exchange (the "Surrendered Securities"), the Holder of such Surrendered Securities hereby certifies that:

                                  [CHECK ONE]

[ ] the Surrendered Securities are being transferred to the beneficial owner of such Securities; or

[ ] the Surrendered Securities are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Surrendered Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A; or

[ ] the Surrendered Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act; or

[ ] the Surrendered Securities are being transferred pursuant to an effective registration statement under the Securities Act; or

[ ] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Securities are being transferred in compliance with the transfer restrictions applicable to the global Securities and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel provided by the Transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Trustee to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Securities are being transferred in compliance with any applicable Blue Sky or securities laws of any state of the United States.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and ABN AMRO Incorporated, the initial purchasers of such Securities being transferred.


                                        --------------------------------------
                                        [Insert Name of Transferor]

                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:


Dated:
      --------------------------------

cc:  Equity Corporation International






                                     B-4-2

                                  EXHIBIT B-5

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
          FROM CERTIFICATED SECURITY TO RESTRICTED GLOBAL SECURITY OR
                     REGULATION S PERMANENT GLOBAL SECURITY
                 (PURSUANT TO SECTION 2.12(D) OF THE INDENTURE)



Bankers Trust Company
Four Albany Street, 4th Floor
New York, New York 10006
Attention:   Corporate Trust and Agency Group - Corporate Market Services

     Re: $___________ 4 1/2% Convertible Subordinated Debentures due 2004 of Equity Corporation International

     Reference is hereby made to the Indenture, dated as of February 25, 1998 (the "Indenture"), between Equity Corporation International (the "Company") and Bankers Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to $___________ principal amount of Securities which are evidenced by one or more Certificated Securities (CUSIP No. _____) registered in the name of the undersigned (the "Transferor") or its nominee. The Transferor has requested a transfer of such Certificated Securities to a person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by a Restricted Global Security (CUSIP No. ______) or a Regulation S Permanent Global Security (CUSIP No. _____).

     In connection with such request and in respect of the Securities surrendered to the Trustee herewith for exchange (the "Surrendered Securities"), the Holder of such Surrendered Securities hereby certifies that:

[CHECK ONE]

[ ] the Surrendered Securities are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Surrendered Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A; or

[ ] the Surrendered Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act; or

[ ] the Surrendered Securities are being transferred in a transaction permitted by Rule 904 of Regulation S under the Securities Act, which certification is supported by an Opinion of Counsel provided by the Transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Trustee to the effect that such transfer is in compliance with the Securities Act; or

[ ] the Surrendered Securities are being transferred pursuant to an effective registration statement under the Securities Act;

and the Surrendered Securities are being transferred in compliance with any applicable Blue Sky or securities laws of any state of the United States.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and ABN AMRO Incorporated, the initial purchasers of such Securities being transferred.


                                          -------------------------------------
                                          [Insert Name of Transferor]

                                          By:
                                             ----------------------------------
                                          Name:
                                          Title:

Dated:
       -------------------
cc:  Equity Corporation International






                                     B-5-2